UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-649

Fidelity Puritan Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2008

Item 1. Reports to Stockholders

Fidelity®
Low-Priced Stock Fund -

Low-Priced Stock
Class K

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Past 10 years
Low-Priced Stock	-10.50%	11.45%	11.53%
Class K A	-10.48%	11.46%	11.54%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Low-Priced Stock, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Low-Priced Stock, a class of the fund on July 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Joel Tillinghast, Portfolio Manager of Fidelity® Low-Priced Stock Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

The fund's Retail Class shares posted a disappointing -10.50% return for the period, versus -6.71% for the Russell 2000® Index. (For specific performance results on the fund's new Class K shares, please see the performance section of this report.) The underperformance was mostly due to stock picks in the consumer discretionary, financials and health care sectors. More specifically, a handful of out-of-index positions in homebuilders - both domestic and overseas - were savaged by the persistent housing slump, while our holdings in banks were pressured by tightness in the credit markets. Among the worst performers were U.K. homebuilder Barratt Developments, private mortgage insurer PMI Group, health maintenance organization UnitedHealth Group and British retailer NEXT. Being significantly underexposed to segments of the health care sector also dragged on performance. Conversely, the fund's big overweighting in energy - by far the index's strongest sector - helped buoy our relative return, as did good picks in the materials sector, which was the index's second-strongest component. Top performers included Brazilian oil producer Petrobras, Norwegian fertilizer company Yara International and Philadelphia Consolidated, a niche-market insurer that rose on takeover speculation. A currency tail wind from the fund's substantial foreign holdings was helpful, too, as was an average cash position of nearly 11% in a down market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008) for Low-Priced Stock and for the entire period (May 9, 2008 to July 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value July 31, 2008	Expenses Paid During Period
Low-Priced Stock
Actual	$ 1,000.00	$ 951.60	$ 4.76 B
Hypothetical A	$ 1,000.00	$ 1,019.99	$ 4.92 C
Class K
Actual	$ 1,000.00	$ 919.70	$ 1.94 B
Hypothetical A	$ 1,000.00	$ 1,020.49	$ 4.42 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) for Low-Priced Stock and multiplied by 84/366 (to reflect the period, May 9, 2008 to July 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Low-Priced Stock	.98%
Class K	.88%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA - Petrobras sponsored ADR	3.3	5.9
UnitedHealth Group, Inc.	2.4	1.1
Bed Bath & Beyond, Inc.	2.3	2.3
Safeway, Inc.	1.9	1.9
Oracle Corp.	1.8	1.6
Yara International ASA	1.7	1.1
Coventry Health Care, Inc.	1.4	0.5
Unum Group	1.3	1.1
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1.3	1.3
Philadelphia Consolidated Holdings Corp.	1.2	0.5
	18.6
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	18.7	20.4
Information Technology	14.7	13.8
Energy	12.6	12.9
Health Care	11.3	9.2
Financials	10.5	7.6
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks 87.5%		Stocks 85.6%
	Convertible Securities 2.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 10.5%		Short-Term Investments and Net Other Assets 14.3%
* Foreign investments	31.2%	** Foreign investments	32.5%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 87.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 18.7%
Auto Components - 1.3%
American Axle & Manufacturing Holdings, Inc. (e)	5,138,900	$ 30,217
ASTI Corp.	817,000	1,901
Drew Industries, Inc. (a)(d)	725,016	10,730
FCC Co. Ltd.	550,000	9,416
Federal Screw Works (e)	150,000	780
Halla Climate Control Co.	250,000	2,510
INZI Controls Co. Ltd. (e)	919,357	3,670
Johnson Controls, Inc.	8,000,000	241,280
Motonic Corp.	883,100	7,075
Murakami Corp. (e)	800,000	5,561
Musashi Seimitsu Industry Co. Ltd.	60,000	1,212
Nissin Kogyo Co. Ltd.	260,000	4,453
Piolax, Inc. (e)	900,000	16,809
Samsung Climate Control Co. Ltd. (a)	330,050	2,314
Sewon Precision Industries Co. Ltd.	49,860	2,180
Strattec Security Corp. (e)	345,000	11,378
Yutaka Giken Co. Ltd.	716,900	13,522
		365,008
Automobiles - 0.1%
Glendale International Corp. (a)	370,300	423
Thor Industries, Inc. (d)	1,357,300	26,630
Yachiyo Industry Co. Ltd.	203,800	2,078
		29,131
Distributors - 0.1%
Doshisha Co. Ltd.	65,000	1,021
Educational Development Corp. (e)	372,892	1,928
Goodfellow, Inc. (d)(e)	800,400	7,278
SPK Corp.	125,000	1,462
Strongco Income Fund (e)	731,063	3,392
Uni-Select, Inc. (e)	1,170,000	25,655
		40,736
Diversified Consumer Services - 1.1%
Career Education Corp. (a)(e)	9,818,386	180,069
Clip Corp.	142,500	1,045
Hillenbrand, Inc.	358,014	8,288
Jackson Hewitt Tax Service, Inc. (d)(e)	2,061,000	31,863
Kyoshin Co. Ltd. (a)	130,000	245
Matthews International Corp. Class A	600,000	29,946
Meiko Network Japan Co. Ltd.	250,000	1,140
Shingakukai Co. Ltd.	200,000	745
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Shuei Yobiko Co. Ltd.	125,000	$ 624
Steiner Leisure Ltd. (a)(e)	1,680,000	51,912
Step Co. Ltd.	110,000	420
Take & Give Needs Co. Ltd. (d)	9,000	697
Up, Inc. (e)	780,000	4,121
		311,115
Hotels, Restaurants & Leisure - 2.4%
ARK Restaurants Corp.	112,000	2,131
Brinker International, Inc. (d)(e)	7,600,000	139,764
CEC Entertainment, Inc. (a)(e)	2,600,011	90,636
Chimney Co. Ltd.	441,100	6,071
Darden Restaurants, Inc.	10,000	326
Dominos Pizza Enterprises Ltd.	50,000	155
Flanigan's Enterprises, Inc. (a)	50,357	330
Jack in the Box, Inc. (a)(e)	6,569,000	141,759
McCormick & Schmick's Seafood Restaurants (a)	368,400	2,988
Monarch Casino & Resort, Inc. (a)(e)	1,004,376	12,374
Papa John's International, Inc. (a)(d)(e)	2,987,000	84,502
Plenus Co. Ltd. (d)(e)	2,700,000	47,023
Red Robin Gourmet Burgers, Inc. (a)	25,000	621
Royal Caribbean Cruises Ltd.	650,000	16,562
Ruby Tuesday, Inc. (d)(e)	6,372,030	43,840
Ruth's Chris Steak House, Inc. (a)(e)	1,371,000	6,540
Sonic Corp. (a)(e)	5,200,000	78,468
Sportscene Group, Inc. Class A (e)	400,000	5,274
St. Marc Holdings Co. Ltd.	135,000	4,354
		683,718
Household Durables - 2.2%
Abbey PLC (e)	3,400,000	17,715
Barratt Developments PLC (d)(e)	24,700,099	46,250
Beazer Homes USA, Inc. (d)(e)	2,000,000	12,460
Bellway PLC (e)	7,525,000	70,675
Blyth, Inc. (e)	3,369,000	49,019
Chromcraft Revington, Inc. (a)(e)	764,886	2,448
D.R. Horton, Inc. (d)(e)	25,100,000	279,112
Decorator Industries, Inc. (e)	243,515	548
Ethan Allen Interiors, Inc.	35,000	879
First Juken Co. Ltd.	305,000	837
Garmin Ltd.	5,000	178
Harman International Industries, Inc.	50,000	2,059
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Helen of Troy Ltd. (a)(e)	3,070,100	$ 63,121
Henry Boot PLC (e)	7,900,000	13,697
Hovnanian Enterprises, Inc. Class A (a)(d)	3,000,000	21,090
HTL International Holdings Ltd. (e)	26,512,500	5,817
Lenox Group, Inc. (a)	380,537	61
Libbey, Inc. (d)	300,000	2,721
M/I Homes, Inc. (d)(e)	1,730,000	32,784
Maruzen Co., Ltd.	436,000	1,899
Ngai Lik Industrial Holdings Ltd. (e)	52,404,000	1,746
P&F Industries, Inc. Class A (a)(e)	313,638	947
Pulte Homes, Inc.	175,000	2,137
Stanley Furniture Co., Inc. (e)	1,075,000	9,138
Techtronic Industries Co. Ltd.	13,000,000	12,364
Tempur-Pedic International, Inc. (d)	425,000	3,991
		653,693
Internet & Catalog Retail - 0.2%
Belluna Co. Ltd. (d)(e)	3,200,000	12,457
Komplett ASA (a)(e)	950,000	10,754
NutriSystem, Inc. (d)	100,000	1,721
PetMed Express, Inc. (a)(e)	2,447,040	35,482
		60,414
Leisure Equipment & Products - 0.4%
Accell Group NV	25,000	952
Arctic Cat, Inc. (e)	999,956	8,900
JAKKS Pacific, Inc. (a)(e)	2,125,000	46,708
Jumbo SA	1,150,020	29,572
Marine Products Corp. (d)(e)	2,259,504	16,494
Pool Corp. (d)	450,019	9,936
		112,562
Media - 0.8%
Astral Media, Inc. Class A (non-vtg.)	1,875,200	56,704
Carrere Group (a)	55,000	528
Championship Auto Racing Teams, Inc. (a)	1,471,600	0
Chime Communications PLC	2,700,000	5,354
Cossette Communication Group, Inc. (sub. vtg.) (a)	925,000	5,195
E.W. Scripps Co. Class A	33,333	231
Gannett Co., Inc.	50,000	906
Intage, Inc.	380,700	5,882
Johnston Press PLC (d)	26,200,000	23,743
Meredith Corp.	10,000	256
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
New Frontier Media, Inc. (e)	1,404,600	$ 4,691
Omnicom Group, Inc.	2,325,000	99,254
Saga Communications, Inc. Class A (a)	1,809,800	10,859
Scripps Networks Interactive, Inc. Class A	100,000	4,054
TVA Group, Inc. Class B (non-vtg.)	1,000,000	13,957
Westwood One, Inc. (a)	5,053,774	6,570
		238,184
Multiline Retail - 1.7%
Dollar Tree, Inc. (a)	3,675,000	137,813
Don Quijote Co. Ltd. (d)	2,850,000	53,360
Harvey Norman Holdings Ltd.	17,500,000	53,556
NEXT PLC (e)	13,200,000	247,987
Tuesday Morning Corp. (a)	1,351,458	5,190
		497,906
Specialty Retail - 6.7%
Aeropostale, Inc. (a)(d)	750,000	24,188
ARB Corp. Ltd.	500,000	1,695
AutoZone, Inc. (a)	955,400	124,479
Bed Bath & Beyond, Inc. (a)(d)(e)	24,350,237	677,667
BMTC Group, Inc. Class A (sub. vtg.)	2,984,800	46,790
Camaieu SA (d)	7,000	2,515
Charlotte Russe Holding, Inc. (a)	200,000	2,592
Chico's FAS, Inc. (a)	50,000	279
Clinton Cards PLC	4,400,000	3,438
Dick's Sporting Goods, Inc. (a)	25,000	439
Footstar, Inc. (e)	2,016,000	7,963
Friedmans, Inc. Class A (a)	1,500,000	0
Glentel, Inc. (e)	605,000	6,695
Group 1 Automotive, Inc. (d)(e)	1,460,000	28,689
Gulliver International Co. Ltd. (d)(e)	1,068,880	26,601
Hot Topic, Inc. (a)	1,525,009	9,592
Jos. A. Bank Clothiers, Inc. (a)(d)(e)	1,818,437	40,733
KappAhl Holding AB	25,000	170
Le Chateau, Inc. Class A (sub. vtg.)	1,375,000	16,438
Lithia Motors, Inc. Class A (sub. vtg.) (d)	1,597,105	7,427
MarineMax, Inc. (a)(d)	890,100	5,857
Mr. Bricolage SA	250,000	5,065
Nafco Co. Ltd.	170,000	2,521
Nishimatsuya Chain Co. Ltd. (d)	3,100,000	32,440
O'Reilly Automotive, Inc. (a)	2,150,000	54,911
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
OSIM International Ltd. (a)	7,986,000	$ 1,518
OSIM International Ltd. warrants 6/23/11 (a)	42,000,000	2,262
Pal Co. Ltd. (d)	325,000	3,449
Pomeroy IT Solutions, Inc. (a)(e)	1,290,645	4,375
Rent-A-Center, Inc. (a)(d)	1,300,000	27,560
Rex Stores Corp. (a)(e)	1,375,000	16,871
Right On Co. Ltd. (d)	100,000	1,032
RONA, Inc. (a)	350,000	3,911
Ross Stores, Inc. (d)(e)	8,600,032	326,457
ScS Upholstery PLC (e)	2,400,000	309
Second Chance Properties Ltd.	6,250,000	1,577
Sonic Automotive, Inc. Class A (sub. vtg.)	2,839,000	28,589
Staples, Inc.	10,350,000	232,875
The Cato Corp. Class A (sub. vtg.)	1,419,793	25,400
The Men's Wearhouse, Inc.	761,900	15,169
Tsutsumi Jewelry Co. Ltd.	10,000	200
Tween Brands, Inc. (a)	263,000	3,622
United Arrows Ltd. (d)	10,000	67
USS Co. Ltd.	1,030,000	69,023
Williams-Sonoma, Inc.	2,300,000	40,112
Workman Co. Ltd.	81,200	1,024
		1,934,586
Textiles, Apparel & Luxury Goods - 1.7%
Arts Optical International Holdings Ltd.	5,000,000	1,827
Bijou Brigitte Modische Accessoires AG	35,000	3,432
Billabong International Ltd.	1,000,000	9,605
Cherokee, Inc. (d)	293,784	6,114
Coach, Inc. (a)	20,000	510
Columbia Sportswear Co. (d)	702,125	26,196
Delta Apparel, Inc. (e)	859,700	3,740
Folli Follie SA	750,000	18,864
Fossil, Inc. (a)(d)(e)	4,249,990	113,815
Gildan Activewear, Inc. (a)(e)	6,600,000	167,861
Hampshire Group Ltd. (a)(e)	920,000	5,520
Handsome Co. Ltd.	987,500	11,391
Iconix Brand Group, Inc. (a)(d)	410,000	4,920
Il Jeong Industrial Co. Ltd.	10,000	168
JLM Couture, Inc. (a)(e)	197,100	327
Kenneth Cole Productions, Inc. Class A (sub. vtg.)	100,000	1,395
Marimekko Oyj	100,000	1,894
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Movado Group, Inc.	600,000	$ 12,900
Quiksilver, Inc. (a)(d)	3,500,000	26,845
Rocky Brands, Inc. (a)(d)(e)	538,458	2,827
Sanei-International Co. Ltd. (d)	150,000	2,026
Ted Baker PLC	200,000	1,457
Texwinca Holdings Ltd.	1,500,000	1,323
Timberland Co. Class A (a)	4,608,600	66,087
Van de Velde	81,437	3,330
		494,374
TOTAL CONSUMER DISCRETIONARY		5,421,427
CONSUMER STAPLES - 7.7%
Beverages - 1.5%
Baron de Ley SA (a)	137,000	9,686
C&C Group PLC	1,400,000	6,536
Constellation Brands, Inc. Class A (sub. vtg.) (a)	15,450,000	332,484
Dr Pepper Snapple Group, Inc. (a)	200,000	4,134
Hansen Natural Corp. (a)(d)	1,600,000	36,576
PepsiAmericas, Inc. (d)	1,850,000	43,790
		433,206
Food & Staples Retailing - 4.0%
Belc Co. Ltd.	165,000	1,681
Cosmos Pharmaceutical Corp. (d)	675,000	9,172
CVS Caremark Corp.	1,500,000	54,750
Daikokutenbussan Co. Ltd.	682,700	5,492
Halows Co. Ltd.	337,100	2,031
Ingles Markets, Inc. Class A	704,860	17,142
Majestic Wine PLC	255,016	962
Metro, Inc. Class A (sub. vtg.) (e)	11,460,645	275,476
Ozeki Co. Ltd. (e)	1,050,000	30,170
Safeway, Inc. (d)	21,150,000	565,128
San-A Co. Ltd.	300,000	10,817
Sligro Food Group NV	1,375,000	44,940
Sysco Corp.	25,000	709
Tsuruha Holdings, Inc.	55,000	1,835
United Natural Foods, Inc. (a)	1,025,042	19,701
Village Super Market, Inc. Class A	80,552	3,403
Walgreen Co.	2,800,000	96,152
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Welcia Kanto Co. Ltd.	179,989	$ 4,037
Yaoko Co. Ltd.	500,000	16,452
		1,160,050
Food Products - 1.5%
American Italian Pasta Co. Class A (a)(d)(e)	1,834,698	20,182
Cagle's, Inc. Class A (a)(e)	326,792	1,487
Chiquita Brands International, Inc. (a)	1,025,000	15,734
Chubu Shiryo Co. Ltd.	200,000	1,559
Food Empire Holdings Ltd.	15,684,000	7,111
Fresh Del Monte Produce, Inc. (a)(e)	6,334,000	133,521
Fukushima Foods Co., Ltd.	65,000	919
Greggs PLC	20,000	1,386
IAWS Group PLC (Ireland)	3,650,000	84,238
Industrias Bachoco SA de CV sponsored ADR	2,450,000	69,066
Kerry Group PLC Class A	100,000	2,766
Pacific Andes (Holdings) Ltd.	28,000,000	9,112
Pacific Andes International Holdings Ltd.	23,000,000	3,921
People's Food Holdings Ltd.	10,000,000	6,180
President Rice Products PCL	12,000	33
Rocky Mountain Chocolate Factory, Inc. (e)	379,608	3,443
Samyang Genex Co. Ltd.	120,000	8,017
Select Harvests Ltd.	1,250,000	6,886
Singapore Food Industries Ltd.	10,000,000	5,668
Smithfield Foods, Inc. (a)(d)	2,600,000	55,848
Sunjin Co. Ltd. (e)	219,400	5,820
Timbercorp Ltd.	250,000	197
United Food Holdings Ltd.	22,400,000	1,884
Yutaka Foods Corp.	128,000	1,781
		446,759
Household Products - 0.0%
Church & Dwight Co., Inc.	25,000	1,372
Personal Products - 0.6%
Inter Parfums, Inc.	375,000	5,618
Nature's Sunshine Products, Inc.	639,203	4,347
NBTY, Inc. (a)(e)	3,750,019	129,338
Nutraceutical International Corp. (a)(e)	1,143,504	13,962
Physicians Formula Holdings, Inc. (a)(e)	830,235	7,746
Prestige Brands Holdings, Inc. (a)	400,740	3,975
		164,986
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 0.1%
Lorillard, Inc. (a)	300,000	$ 20,133
TOTAL CONSUMER STAPLES		2,226,506
ENERGY - 12.5%
Energy Equipment & Services - 4.1%
AKITA Drilling Ltd. Class A (non-vtg.)	1,777,000	21,851
Basic Energy Services, Inc. (a)(d)(e)	4,000,000	107,680
BJ Services Co.	4,000,000	117,600
Bristow Group, Inc. (a)(d)(e)	2,375,000	106,851
CE Franklin Ltd. (a)	191,800	1,924
Enerflex Systems Income Fund	1,200,000	15,190
Ensign Energy Services, Inc.	2,000,000	41,315
Farstad Shipping ASA (e)	2,500,000	65,174
Fugro NV (Certificaten Van Aandelen) unit	2,147,727	152,379
Hercules Offshore, Inc. (a)	1,350,000	33,710
Oil States International, Inc. (a)(e)	4,600,000	252,448
Pason Systems, Inc.	2,990,000	45,703
Patterson-UTI Energy, Inc.	2,000,000	56,840
ProSafe ASA	7,900,000	68,701
Prosafe Production Public Ltd. (a)	7,900,000	32,982
Solstad Offshore ASA (d)	1,250,000	29,735
Superior Energy Services, Inc. (a)	100,000	4,743
Total Energy Services Trust (e)	2,945,000	22,752
		1,177,578
Oil, Gas & Consumable Fuels - 8.4%
Adams Resources & Energy, Inc. (e)	421,700	12,014
AOC Holdings, Inc. (e)	5,200,000	47,956
Chesapeake Energy Corp.	4,500,000	225,675
Edge Petroleum Corp. (a)(d)(e)	2,864,976	14,726
ENI SpA	6,900,000	232,831
Hankook Shell Oil Co. Ltd. (e)	77,730	7,360
Holly Corp.	100,000	2,858
Mariner Energy, Inc. (a)(f)	1,831,700	48,467
Mariner Energy, Inc. (a)	1,700,000	44,982
Michang Oil Industrial Co. Ltd. (e)	173,900	5,219
National Energy Group, Inc. (a)	548,313	1,974
Oil Search Ltd.	21,500,463	116,009
Pebercan, Inc. (a)	794,800	2,057
Petro-Canada	3,050,000	140,785
Petroleo Brasileiro SA - Petrobras sponsored ADR	17,200,000	961,642
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Petroleum Development Corp. (a)	199,957	$ 11,060
Repsol YPF SA sponsored ADR	1,300,600	43,479
StatoilHydro ASA sponsored ADR	5,300,000	171,614
Swift Energy Co. (a)	1,000,000	50,820
Tesoro Corp.	2,300,000	35,512
Tsakos Energy Navigation Ltd.	375,000	12,968
USEC, Inc. (a)(d)(e)	8,600,000	44,892
W&T Offshore, Inc.	3,255,937	144,108
World Fuel Services Corp. (e)	2,873,400	69,249
		2,448,257
TOTAL ENERGY		3,625,835
FINANCIALS - 8.6%
Capital Markets - 0.1%
FCStone Group, Inc. (a)	10,000	193
Massachusetts Financial Corp. Class A (a)	3,626	16
Norvestia Oyj (B Shares)	470,000	4,978
SEI Investments Co.	100,000	2,303
TradeStation Group, Inc. (a)	1,250,000	13,475
		20,965
Commercial Banks - 1.1%
Anglo Irish Bank Corp. PLC	10,350,373	81,690
Bank of the Ozarks, Inc. (e)	1,218,000	24,969
Boston Private Financial Holdings, Inc.	25,000	196
Cathay General Bancorp (d)(e)	3,900,000	62,166
Center Financial Corp., California	19,598	216
Dimeco, Inc.	16,140	712
East West Bancorp, Inc. (d)	1,577,860	18,792
EuroBancshares, Inc. (a)(e)	1,071,513	2,239
First Bancorp, Puerto Rico (d)(e)	8,000,000	70,000
Hanmi Financial Corp. (d)	1,554,996	8,241
Intervest Bancshares Corp. Class A	117,493	909
Nara Bancorp, Inc.	50,000	524
Oriental Financial Group, Inc.	1,150,000	19,976
Pacific Premier Bancorp, Inc. (a)	70,000	292
Ringerikes Sparebank (e)	45,000	1,142
Ringkjoebing Bank (Reg.)	42,240	3,347
S.Y. Bancorp, Inc. (d)	250,000	6,450
Smithtown Bancorp, Inc. (d)	46,685	884
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Sparebanken More (primary capital certificate)	76,674	$ 3,050
Sparebanken Rogaland (primary capital certificate)	800,000	7,545
Tamalpais Bancorp (e)	221,317	2,532
Taylor Capital Group, Inc.	30,000	207
The First Bancorp, Inc. (d)	150,000	2,750
W Holding Co., Inc. (d)(e)	10,402,548	8,738
Wilshire Bancorp, Inc.	115,000	1,417
		328,984
Consumer Finance - 0.0%
Aeon Credit Service (Asia) Co. Ltd.	12,100,000	12,408
First Cash Financial Services, Inc. (a)	200,000	3,814
Nicholas Financial, Inc. (a)	182,570	995
		17,217
Diversified Financial Services - 0.1%
CIT Group, Inc.	2,262,209	19,184
Newship Ltd. (a)	2,500	496
		19,680
Insurance - 6.6%
American International Group, Inc.	5,000,000	130,250
Assurant, Inc.	4,400,000	264,528
Axis Capital Holdings Ltd.	6,300,000	199,584
Employers Holdings, Inc.	225,353	4,016
Endurance Specialty Holdings Ltd.	2,250,000	68,850
First Mercury Financial Corp. (a)	200,000	3,200
Genworth Financial, Inc. Class A (non-vtg.)	10,000,030	159,700
IPC Holdings Ltd. (e)	3,099,494	99,494
National Interstate Corp. (d)	642,485	12,927
National Western Life Insurance Co. Class A	170,087	40,285
Nationwide Financial Services, Inc. Class A (sub. vtg.)	1,660,563	76,967
Philadelphia Consolidated Holdings Corp. (a)(d)(e)	5,850,000	341,933
RenaissanceRe Holdings Ltd. (e)	3,100,000	157,697
Unum Group	15,200,000	367,232
		1,926,663
Real Estate Investment Trusts - 0.0%
SWA REIT Ltd. unit	1,267,600	787
VastNed Offices/Industrial NV	100,000	2,503
		3,290
Real Estate Management & Development - 0.2%
Cosmos Initia Co. Ltd.	150,000	215
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - continued
Forestar Real Estate Group, Inc. (a)	5,000	$ 90
Tejon Ranch Co. (a)(d)(e)	993,800	30,162
The St. Joe Co. (d)	531,400	18,615
		49,082
Thrifts & Mortgage Finance - 0.5%
Farmer Mac Class C (non-vtg.)	350,000	10,031
First Financial Service Corp.	125,951	2,204
Imperial Capital Bancorp, Inc.	64,413	472
North Central Bancshares, Inc. (e)	133,861	2,811
Severn Bancorp, Inc.	74,146	433
The PMI Group, Inc. (e)	8,925,000	22,402
Triad Guaranty, Inc. (a)(d)(e)	1,438,451	1,295
Washington Mutual, Inc.	19,097,142	101,788
WSB Holdings, Inc.	105,024	504
		141,940
TOTAL FINANCIALS		2,507,821
HEALTH CARE - 11.3%
Biotechnology - 0.6%
Amgen, Inc. (a)	3,000,000	187,890
Vital BioTech Holdings Ltd. (a)	5,000,000	167
		188,057
Health Care Equipment & Supplies - 1.1%
Cochlear Ltd.	300,000	12,486
COLTENE Holding AG	5,000	348
Cooper Companies, Inc. (d)	1,000,012	33,700
Exactech, Inc. (a)(e)	800,929	23,019
Golden Meditech Co. Ltd.	10,800,000	3,461
Home Diagnostics, Inc. (a)	145,746	1,172
Kinetic Concepts, Inc. (a)	700,000	24,465
Mani, Inc.	160,000	10,514
Medical Action Industries, Inc. (a)(e)	1,568,250	15,588
Nakanishi, Inc.	208,900	21,686
National Dentex Corp. (a)(e)	558,249	5,582
Orthofix International NV (a)(e)	1,300,700	30,944
Span-America Medical System, Inc.	94,658	1,232
Theragenics Corp. (a)(e)	3,304,620	11,963
Utah Medical Products, Inc. (e)	460,000	13,667
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Young Innovations, Inc. (e)	840,000	$ 18,304
Zimmer Holdings, Inc. (a)	1,250,000	86,138
		314,269
Health Care Providers & Services - 8.3%
Advocat, Inc. (a)(e)	345,254	3,694
American HomePatient, Inc. (a)(e)	1,735,000	1,215
AMERIGROUP Corp. (a)(e)	4,694,967	119,252
AmSurg Corp. (a)(e)	2,450,012	65,660
Apria Healthcare Group, Inc. (a)(e)	4,372,000	83,986
Bio-Reference Laboratories, Inc. (a)	349,979	9,050
Centene Corp. (a)	1,000,000	22,310
CML Healthcare Income Fund (d)	2,547,800	35,336
Corvel Corp. (a)(e)	700,000	22,925
Coventry Health Care, Inc. (a)(e)	11,150,000	394,376
DaVita, Inc. (a)	275,000	15,359
Grupo Casa Saba SA de CV sponsored ADR	192,400	6,149
Healthspring, Inc. (a)	2,300,010	44,735
Japan Medical Dynamic Marketing, Inc.	100,000	298
LHC Group, Inc. (a)	99,993	2,802
LifePoint Hospitals, Inc. (a)(d)(e)	5,675,920	162,502
Lincare Holdings, Inc. (a)(e)	9,550,000	307,701
Molina Healthcare, Inc. (a)(d)(e)	1,648,886	49,203
National Healthcare Corp.	268,561	13,667
NightHawk Radiology Holdings, Inc. (a)	65,500	547
Omnicare, Inc.	700,000	20,608
Patterson Companies, Inc. (a)	5,050,000	157,712
ResCare, Inc. (a)	1,163,402	21,360
United Drug PLC:
(Ireland)	2,514,338	14,336
(United Kingdom)	499,993	2,877
UnitedHealth Group, Inc.	24,600,700	690,788
Universal American Financial Corp. (a)	1,514,037	15,882
VCA Antech, Inc. (a)	200,000	5,828
Wellcare Health Plans, Inc. (a)	700,791	27,562
WellPoint, Inc. (a)	1,800,000	94,410
		2,412,130
Health Care Technology - 0.6%
Arrhythmia Research Technology, Inc. (a)(e)	271,041	1,610
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - continued
Computer Programs & Systems, Inc.	122,350	$ 3,032
IMS Health, Inc.	7,500,000	156,750
		161,392
Life Sciences Tools & Services - 0.5%
Harvard Bioscience, Inc. (a)	100,000	498
ICON PLC sponsored ADR (a)	1,800,000	144,612
Medtox Scientific, Inc. (a)	283,643	4,096
SeraCare Life Sciences, Inc. (a)	259,491	1,196
		150,402
Pharmaceuticals - 0.2%
Endo Pharmaceuticals Holdings, Inc. (a)	800,000	18,520
Forest Laboratories, Inc. (a)	81,350	2,889
Fornix Biosciences NV (e)	422,922	6,507
Hisamitsu Pharmaceutical Co., Inc.	200,900	8,417
Il Dong Pharmaceutical Co. Ltd.	182,013	6,023
Medicis Pharmaceutical Corp. Class A	15,000	275
Sciele Pharma, Inc. (d)	575,000	10,724
Torii Pharmaceutical Co. Ltd.	604,900	9,122
Whanin Pharmaceutical Co. Ltd.	250,000	3,655
		66,132
TOTAL HEALTH CARE		3,292,382
INDUSTRIALS - 8.8%
Aerospace & Defense - 1.1%
AAR Corp. (a)	50,000	860
Alabama Aircraft Industries, Inc. (a)(e)	245,280	439
CAE, Inc. (e)	13,500,400	145,836
Moog, Inc. Class A (a)	3,830,000	170,244
		317,379
Air Freight & Logistics - 0.2%
Pacer International, Inc.	524,361	12,448
Sinwa Ltd.	5,755,000	1,073
Yusen Air & Sea Service Co. Ltd. (d)(e)	2,324,000	37,071
		50,592
Airlines - 0.1%
ExpressJet Holdings, Inc. Class A (a)(e)	5,073,180	1,522
MAIR Holdings, Inc. (a)(e)	2,000,026	8,000
Pinnacle Airlines Corp. (a)(d)	568,353	3,376
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - continued
Republic Airways Holdings, Inc. (a)	1,539,687	$ 14,796
Ryanair Holdings PLC sponsored ADR (a)(d)	400,000	9,740
SkyWest, Inc.	10,000	152
		37,586
Building Products - 0.6%
Aaon, Inc.	500,853	9,521
Aica Kogyo Co. Ltd.	175,000	1,570
Kingspan Group PLC (Ireland)	2,550,000	24,797
Kondotec, Inc.	300,000	1,860
NCI Building Systems, Inc. (a)(d)(e)	2,007,400	75,197
Simpson Manufacturing Co. Ltd. (d)(e)	3,100,000	74,431
		187,376
Commercial Services & Supplies - 1.5%
AJIS Co. Ltd. (e)	302,400	7,750
Cintas Corp.	1,450,000	41,238
Clarius Group Ltd.	1,100,000	1,398
CRA International, Inc. (a)(e)	849,958	31,984
Equifax, Inc.	4,800,000	168,432
GeoEye, Inc. (a)	190,000	4,114
GFK AG	100,000	3,680
HNI Corp. (d)	150,000	3,248
Knoll, Inc.	475,000	7,334
LECG Corp. (a)	100,000	829
Manpower, Inc.	250,000	12,000
Michael Page International PLC	5,000	25
Mitie Group PLC	5,000,000	22,169
MPS Group, Inc. (a)	550,000	6,336
PeopleSupport, Inc. (a)	283,564	2,631
RCM Technologies, Inc. (a)(e)	1,275,663	4,210
Robert Half International, Inc.	125,000	3,161
Schawk, Inc. Class A	692,781	8,958
Secom Techno Service Co. Ltd.	506,000	14,726
Stantec, Inc. (a)(e)	2,800,000	77,941
TrueBlue, Inc. (a)	1,205,561	18,204
United Stationers, Inc. (a)	131,400	5,037
VICOM Ltd.	1,000,000	1,368
Wesco, Inc.	300,000	556
		447,329
Construction & Engineering - 0.5%
Arcadis NV	1,245,000	27,845
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
Chiyoda Corp.	1,400,000	$ 14,660
Chodai Co. Ltd.	100,000	308
Commuture Corp.	550,000	3,247
Dongyang Express & Construction Corp.	20,650	762
Granite Construction, Inc.	100,000	3,163
Hibiya Engineering Ltd. (d)	1,200,000	10,188
Hyder Consulting PLC	100,000	696
Imtech NV	900,000	19,908
Kaneshita Construction Co. Ltd.	925,000	3,172
Koninklijke BAM Groep NV	900,000	13,929
Kyeryong Construction Industrial Co. Ltd.	215,000	4,997
Michael Baker Corp. (a)	84,413	2,487
Sanyo Engineering & Construction, Inc.	1,000,000	3,550
Shinsegae Engineering & Construction Co. Ltd. (e)	314,469	7,284
ShoLodge, Inc. (a)(e)	500,627	1,006
URS Corp. (a)	750,000	31,440
Yurtec Corp.	617,000	3,534
		152,176
Electrical Equipment - 1.4%
Acuity Brands, Inc.	10,000	409
Aichi Electric Co. Ltd.	1,000,000	2,187
AZZ, Inc. (a)(d)(e)	1,088,200	49,807
Belden, Inc.	1,500,000	55,380
BYD Co. Ltd. (H Shares)	1,900,000	1,936
Chase Corp. (e)	805,461	14,901
Deswell Industries, Inc.	634,690	3,726
Dewey Electronics Corp. (a)	61,200	171
Draka Holding NV (d)	1,400,000	37,737
Encore Wire Corp. (d)	1,100,000	20,053
GrafTech International Ltd. (a)	5,350,000	125,458
Koito Industries Ltd.	470,000	1,581
Korea Electric Terminal Co. Ltd. (e)	610,000	11,379
Nexans SA	425,000	50,446
Power Logics Co. Ltd. (a)	525,000	2,389
Prysmian SpA	600,000	14,798
Universal Security Instruments, Inc. (a)(e)	241,255	1,279
		393,637
Industrial Conglomerates - 1.0%
DCC PLC (Ireland) (e)	8,250,000	195,024
Keppel Corp. Ltd.	200,000	1,559
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Seaboard Corp.	30,613	$ 55,103
Teleflex, Inc.	800,000	49,056
		300,742
Machinery - 1.3%
Aalberts Industries NV (d)	799,956	12,223
Actuant Corp. Class A	110,000	3,351
Cascade Corp. (d)(e)	999,952	43,878
CKD Corp. (d)(e)	3,850,000	20,768
Columbus McKinnon Corp. (NY Shares) (a)(e)	1,146,553	29,478
Foremost Income Fund (e)	1,600,000	13,596
FreightCar America, Inc. (e)	625,321	23,818
Gardner Denver, Inc. (a)	1,000,000	45,600
Gehl Co. (a)	396,987	5,967
Gencor Industries, Inc. (a)(d)	155,011	1,707
Greenbrier Companies, Inc. (e)	1,500,000	31,395
Hardinge, Inc.	249,977	3,940
Hi-P International Ltd.	2,500,000	1,070
Inoue Kinzoku Kogyo Co. Ltd. (e)	560,000	3,062
Jaya Holdings Ltd. (e)	49,774,000	50,961
Miller Industries, Inc. (a)	87,000	748
NACCO Industries, Inc. Class A	570,432	57,614
Nadex Co. Ltd.	180,000	851
S&T Corp. (a)	21,004	1,791
S&T Holdings Co. Ltd.	79,017	1,594
Singamas Container Holdings Ltd.	2,000,000	497
Toro Co. (d)	100,000	3,255
Trifast PLC (e)	6,850,000	6,980
Twin Disc, Inc.	235,286	4,732
Velan, Inc. (sub. vtg.) (a)	160,100	1,758
Wolverine Tube, Inc. (a)(e)	3,406,825	2,725
		373,359
Marine - 0.0%
Tokyo Kisen Co. Ltd. (e)	660,000	3,670
Road & Rail - 0.7%
Alps Logistics Co. Ltd.	704,200	7,297
Hutech Norin Co. Ltd.	500,100	3,106
Japan Logistic Systems Corp.	300,000	726
Old Dominion Freight Lines, Inc. (a)(e)	2,900,000	106,430
Sakai Moving Service Co. Ltd. (e)	597,600	12,186
Trancom Co. Ltd. (e)	1,032,400	15,597
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - continued
Universal Truckload Services, Inc. (a)	485,427	$ 12,097
US 1 Industries, Inc. (a)	285,200	359
YRC Worldwide, Inc. (a)(d)(e)	2,927,296	49,471
		207,269
Trading Companies & Distributors - 0.3%
AddTech AB (B Shares)	330,000	7,041
DXP Enterprises, Inc. (a)	25,000	1,196
Empire Resources, Inc.	10,000	36
ERIKS Group NV (Certificaten Van Aandelen) unit	25,000	1,568
Grafton Group PLC unit	4,600,017	26,484
Hanwa Co. Ltd.	350,000	2,047
Misumi Group, Inc.	325,000	6,160
MSC Industrial Direct Co., Inc. Class A	10,000	477
Parker Corp.	300,000	765
Richelieu Hardware Ltd.	1,025,000	18,981
Senshu Electric Co. Ltd.	285,100	4,862
Sumitomo Corp.	700,000	9,448
Uehara Sei Shoji Co. Ltd.	1,100,000	4,221
Wakita & Co. Ltd.	650,000	3,494
		86,780
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd. (e)	1,557,000	8,226
Meiko Transportation Co. Ltd.	650,000	6,326
		14,552
TOTAL INDUSTRIALS		2,572,447
INFORMATION TECHNOLOGY - 14.7%
Communications Equipment - 1.2%
Arris Group, Inc. (a)	500,000	4,785
Bel Fuse, Inc. Class A	369,793	10,879
Black Box Corp. (e)	1,981,025	58,836
Blonder Tongue Laboratories, Inc. (a)	152,040	182
BYD Electronic International Co. Ltd.	1,500,000	731
ClearOne Communications, Inc. (a)(e)	1,000,503	3,622
Ditech Networks, Inc. (a)(e)	3,234,000	6,403
Nera Telecommunications Ltd.	9,000,000	2,402
NETGEAR, Inc. (a)(e)	3,534,317	53,545
Oplink Communications, Inc. (a)	300,000	3,261
Optical Cable Corp. (a)(e)	544,433	3,593
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Plantronics, Inc. (e)	4,893,275	$ 119,151
TKH Group NV unit	3,000,000	68,025
		335,415
Computers & Peripherals - 1.2%
ASUSTeK Computer, Inc.	1,397,211	3,637
Datapulse Technology Ltd.	2,500,000	347
Dataram Corp. (e)	858,800	2,018
Logitech International SA (Reg.) (a)(d)	5,000,000	132,427
Rimage Corp. (a)(e)	485,621	7,367
Seagate Technology	7,400,000	110,778
Super Micro Computer, Inc. (a)(e)	2,206,248	17,451
TPV Technology Ltd.	46,000,000	23,644
Unisteel Technology Ltd.	10,000,000	14,041
Western Digital Corp. (a)(d)	700,000	20,153
Xyratex Ltd. (a)(e)	1,811,827	26,851
		358,714
Electronic Equipment & Instruments - 4.0%
A&D Co. Ltd. (d)(e)	1,702,100	16,139
CPI International, Inc. (a)(e)	1,067,900	15,431
Delta Electronics, Inc.	16,503,143	42,005
Delta Electronics PCL (For. Reg.)	30,000,000	16,637
Diploma PLC	10,000	32
Excel Co. Ltd. (e)	908,600	9,314
Hon Hai Precision Industry Co. Ltd. (Foxconn)	75,104,343	362,948
Huan Hsin Holdings Ltd.	7,200,000	2,896
Ingram Micro, Inc. Class A (a)	1,500,000	27,645
Insight Enterprises, Inc. (a)	1,100,000	14,036
INTOPS Co. Ltd.	100,000	1,892
Jabil Circuit, Inc.	499,989	8,130
Jurong Technologies Industrial Corp. Ltd.	29,873,347	5,899
Kingboard Chemical Holdings Ltd.	34,980,000	168,139
Kingboard Laminates Holdings Ltd.	2,500,000	1,464
KITAGAWA INDUSTRIES CO., LTD.	25,000	308
Mesa Laboratories, Inc. (e)	285,000	5,988
Muramoto Electronic Thailand PCL (For. Reg.)	1,141,800	3,438
Nippo Ltd.	500	3
Orbotech Ltd. (a)(e)	2,449,985	28,812
ScanSource, Inc. (a)(d)(e)	2,627,400	80,635
SED International Holdings, Inc. (a)(e)	480,000	734
Sigmatron International, Inc. (a)(e)	381,880	2,624
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Sinotronics Holdings Ltd.	15,300,000	$ 1,353
SMART Modular Technologies (WWH), Inc. (a)(e)	3,325,000	13,001
Softchoice Corp.	50,000	513
Spectrum Control, Inc. (a)(e)	1,149,996	8,337
SYNNEX Corp. (a)(e)	3,202,670	74,814
Taitron Components, Inc. Class A (sub. vtg.)	359,023	348
Takachiho Electric Co. Ltd.	860,000	10,482
Tomen Electronics Corp.	757,100	8,456
Tyco Electronics Ltd.	4,700,000	155,758
Venture Corp. Ltd.	9,800,000	78,119
Winland Electronics, Inc. (a)(e)	356,100	523
Wireless Telecom Group, Inc. (a)(e)	1,767,712	2,033
Zones, Inc. (a)	108,856	909
		1,169,795
Internet Software & Services - 0.6%
DealerTrack Holdings, Inc. (a)	100,000	1,558
DivX, Inc. (a)(e)	2,399,994	19,728
eBay, Inc. (a)	1,550,000	39,014
Internet Gold Golden Lines Ltd. (a)	548,100	4,511
j2 Global Communications, Inc. (a)(e)	3,600,000	86,292
LiveDeal, Inc. (a)	151,730	303
Open Text Corp. (a)(d)	601,232	18,733
Softbank Technology Corp.	16,100	112
United Internet AG (a)	30,000	577
ValueClick, Inc. (a)	30,000	357
		171,185
IT Services - 0.9%
Affiliated Computer Services, Inc. Class A (a)	2,000,000	96,400
Cass Information Systems, Inc.	288,068	10,610
Computer Sciences Corp. (a)	999,957	47,368
CSE Global Ltd. (e)	26,511,500	19,582
Indra Sistemas SA	1,000,000	26,698
infoGROUP, Inc.	1,534,952	7,859
Lender Processing Services, Inc. (a)	38,400	1,281
NeuStar, Inc. Class A (a)	20,000	420
SinoCom Software Group Ltd.	35,250,000	5,241
Total System Services, Inc.	750,000	14,685
VeriFone Holdings, Inc. (a)(d)	600,000	8,976
Wright Express Corp. (a)	350,000	9,293
		248,413
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.7%
Canon, Inc.	4,100,000	$ 187,383
Semiconductors & Semiconductor Equipment - 2.0%
Aviza Technology, Inc. (a)	750,299	368
Axcelis Technologies, Inc. (a)(e)	9,170,004	46,033
Catalyst Semiconductor, Inc. (a)	179,430	1,148
Cymer, Inc. (a)	350,000	9,272
Diodes, Inc. (a)(d)(e)	2,600,000	67,522
Eagle Test Systems, Inc. (a)(e)	1,606,851	19,925
FormFactor, Inc. (a)(e)	2,460,100	42,806
Intest Corp. (a)(e)	909,300	1,455
KEC Corp. (a)	2,500,000	2,770
KEC Holdings Co. Ltd. (e)	1,799,999	2,570
Kontron AG	5,000	67
Kulicke & Soffa Industries, Inc. (a)	250,000	1,590
Maxim Integrated Products, Inc.	11,000,000	216,040
MediaTek, Inc.	3,787,500	39,277
Melexis NV (e)	3,100,000	49,123
Miraial Co. Ltd.	50,000	1,050
NVIDIA Corp. (a)	550,000	6,292
Omnivision Technologies, Inc. (a)(d)(e)	5,535,000	60,608
Trio-Tech International (e)	213,126	1,066
USC Corp.	216,700	2,832
Varian Semiconductor Equipment Associates, Inc. (a)	100,000	2,922
Varitronix International Ltd.	14,100,000	8,332
Zoran Corp. (a)	500,000	4,135
		587,203
Software - 4.1%
Amdocs Ltd. (a)	1,750,000	53,218
Ansys, Inc. (a)(e)	5,575,010	255,781
Bitstream, Inc. Class A (a)	5,000	28
Catapult Communications Corp. (a)	432,654	3,202
Cybernet Systems Co. Ltd. (d)	14,281	6,387
Divestco, Inc. (a)(e)	3,520,200	6,876
DMX Technologies Group Ltd. (a)	1,000,000	157
ebix.com, Inc. (a)	71,146	7,152
Epicor Software Corp. (a)	1,575,000	10,647
Exact Holdings NV	625,000	18,416
Fair Isaac Corp. (d)(e)	3,799,989	84,588
ICT Automatisering NV (d)	410,001	4,502
Infomedia Ltd.	600,000	209
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Interactive Intelligence, Inc. (a)	10,000	$ 94
Jack Henry & Associates, Inc. (e)	6,600,000	142,494
MacDonald Dettwiler & Associates Ltd. (a)	175,000	5,511
Microsoft Corp.	100,000	2,572
MicroStrategy, Inc. Class A (a)	10,000	604
Net 1 UEPS Technologies, Inc. (a)	20,000	472
Oracle Corp. (a)	23,500,000	505,955
Pervasive Software, Inc. (a)(e)	1,842,792	7,795
Progress Software Corp. (a)(e)	2,450,000	72,104
Quality Systems, Inc. (d)	175,000	5,749
Springsoft, Inc.	6,810,814	7,467
Synchronoss Technologies, Inc. (a)	20,000	234
		1,202,214
TOTAL INFORMATION TECHNOLOGY		4,260,322
MATERIALS - 4.7%
Chemicals - 2.9%
Aronkasei Co. Ltd.	500,000	1,844
C. Uyemura & Co. Ltd.	55,000	2,141
Dongbu Fine Chemical Co. Ltd.	100,000	1,851
EcoGreen Fine Chemical Group Ltd.	11,000,000	3,271
FMC Corp.	2,350,000	174,770
Fujikura Kasei Co., Ltd.	860,000	7,660
Honshu Chemical Industry Co., Ltd.	190,000	1,212
Innospec, Inc. (e)	2,129,971	37,786
Korea Polyol Co. Ltd.	122,064	7,057
KPC Holdings Corp.	43,478	2,517
Methanex Corp.	25,000	672
OM Group, Inc. (a)(e)	1,815,400	60,997
SK Kaken Co. Ltd.	61,000	1,583
Soken Chemical & Engineer Co. Ltd. (e)	606,000	8,515
The Scotts Miracle-Gro Co. Class A	25,000	487
Tokyo Printing Ink Manufacturing Co. Ltd.	400,000	897
Yara International ASA	7,000,000	497,251
Yip's Chemical Holdings Ltd.	26,000,000	16,297
		826,808
Construction Materials - 0.0%
Brampton Brick Ltd. Class A (sub. vtg.)	810,000	7,120
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Construction Materials - continued
Mitani Sekisan Co. Ltd.	360,300	$ 2,004
Titan Cement Co. SA (Reg.)	50,000	1,974
		11,098
Containers & Packaging - 0.3%
Kohsoku Corp.	800,000	4,152
Silgan Holdings, Inc.	1,400,000	73,948
Starlite Holdings Ltd.	1,800,000	96
The Pack Corp.	150,000	1,939
		80,135
Metals & Mining - 1.5%
Avocet Mining PLC (a)	250,000	605
Blue Earth Refineries, Inc.	412,699	974
Compania de Minas Buenaventura SA sponsored ADR	4,800,000	129,168
Croesus Mining NL (a)	73,333	1
Fresnillo PLC	1,717,900	13,383
Gerdau SA sponsored ADR	7,400,000	161,098
IAMGOLD Corp.	3,225,000	21,514
Industrias Penoles SA de CV	2,900,000	77,139
Korea Steel Shapes Co. Ltd.	40,000	5,624
Lihir Gold Ltd. (a)	6,600,000	16,905
Synalloy Corp. (d)	268,500	4,111
Tohoku Steel Co. Ltd. (e)	565,000	8,169
Troy Resources NL	250,000	424
Uruguay Mineral Exploration, Inc.	800,000	1,789
Webco Industries, Inc. (a)	11,963	1,334
		442,238
TOTAL MATERIALS		1,360,279
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.1%
Atlantic Tele-Network, Inc. (e)	1,200,300	36,717
Qwest Communications International, Inc.	500,000	1,915
		38,632
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.3%
MobileOne Ltd.	22,000,000	$ 32,500
SK Telecom Co. Ltd. sponsored ADR	2,400,000	51,168
		83,668
TOTAL TELECOMMUNICATION SERVICES		122,300
UTILITIES - 0.1%
Electric Utilities - 0.0%
Maine & Maritimes Corp. (a)(e)	130,000	5,742
Gas Utilities - 0.1%
Hokuriku Gas Co.	1,700,000	5,137
Keiyo Gas Co. Ltd.	425,000	1,784
KyungDong City Gas Co. Ltd.	135,000	6,153
Otaki Gas Co. Ltd.	670,000	4,471
		17,545
Independent Power Producers & Energy Traders - 0.0%
Mega First Corp. Bhd	713,000	232
TOTAL UTILITIES		23,519
TOTAL COMMON STOCKS (Cost $19,620,458)		25,412,838
Convertible Preferred Stocks - 1.9%

FINANCIALS - 1.9%
Commercial Banks - 0.7%
East West Bancorp, Inc. Series A, 8.00%	53,900	42,089
National City Corp.	1,324	125,250
Wachovia Corp. 7.50%	37,000	32,392
		199,731
Diversified Financial Services - 0.0%
CIT Group, Inc. Series C, 8.75%	263,600	12,368
Insurance - 1.1%
American International Group, Inc. Series A, 8.50%	5,550,000	317,699
Thrifts & Mortgage Finance - 0.1%
Fannie Mae 8.75%	1,000,000	24,250
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $702,806)		554,048
Convertible Bonds - 0.1%
	Principal Amount (000s)	Value (000s)
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
USEC, Inc. 3% 10/1/14	$ 29,680	$ 20,500
(Cost $29,680)
Money Market Funds - 12.7%
	Shares
Fidelity Cash Central Fund, 2.35% (b)	2,924,171,920	2,924,172
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	773,704,912	773,705
TOTAL MONEY MARKET FUNDS (Cost $3,697,877)		3,697,877
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 2.07%, dated 7/31/08 due 8/1/08 (Collateralized by U.S. Treasury Obligations) # (Cost $9,811)	9,812	9,811
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $24,060,632)		29,695,074
NET OTHER ASSETS - (2.2)%		(650,640)
NET ASSETS - 100%		$ 29,044,434
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $48,467,000 or 0.2% of net assets.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000's)
$9,811,000 due 8/01/08 at 2.07%
Banc of America Securities LLC	$ 1,951
Barclays Capital, Inc.	2,729
ING Financial Markets LLC	2,183
Lehman Brothers, Inc.	2,948
$ 9,811
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 148,466
Fidelity Securities Lending Cash Central Fund	17,483
Total	$ 165,949
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A&D Co. Ltd.	$ -	$ 14,780	$ -	$ 83	$ 16,139
Abbey PLC	46,245	-	-	1,788	17,715
Adams Resources & Energy, Inc.	10,198	271	-	194	12,014
Advocat, Inc.	-	3,873	-	-	3,694
AirNet Systems, Inc.	2,035	-	1,633	-	-
AJIS Co. Ltd.	1,255	6,860	-	90	7,750
Alabama Aircraft Industries, Inc. (formerly Pemco Aviation Group, Inc.)	2,367	-	-	-	439
American Axle & Manufacturing Holdings, Inc.	121,394	2,619	-	3,028	30,217
American HomePatient, Inc.	3,019	-	-	-	1,215
American Italian Pasta Co. Class A	15,020	756	1,132	-	20,182
AMERIGROUP Corp.	105,095	23,330	864	-	119,252
AmSurg Corp.	64,107	-	2,433	-	65,660
Ansys, Inc.	149,468	2	6,634	-	255,781
AOC Holdings, Inc.	-	48,239	-	577	47,956
Applebee's International, Inc.	184,500	-	191,250	-	-
Apria Healthcare Group, Inc.	112,746	1,643	-	-	83,986
Arctic Cat, Inc.	-	8,031	1,075	97	8,900
Arrhythmia Research Technology, Inc.	3,025	-	-	-	1,610
ArvinMeritor, Inc.	135,198	-	83,869	1,991	-
Atlantic Tele-Network, Inc.	35,025	-	-	768	36,717
Axcelis Technologies, Inc.	50,894	-	-	-	46,033
AZZ, Inc.	38,631	-	-	-	49,807
Bank of the Ozarks, Inc.	47,304	29	9,990	752	24,969
Barratt Developments PLC	453,949	3,640	-	17,840	46,250
Basic Energy Services, Inc.	$ 57,291	$ 28,680	$ 2,821	$ -	$ 107,680
Beazer Homes USA, Inc.	27,980	7,640	9,994	175	12,460
Bed Bath & Beyond, Inc.	358,220	435,502	-	-	677,667
Belluna Co. Ltd.	11,747	17,952	-	149	12,457
Bellway PLC	205,186	249	15,036	6,788	70,675
BJ's Wholesale Club, Inc.	181,686	-	191,269	-	-
Black Box Corp.	79,736	-	-	475	58,836
Blyth, Inc.	84,816	961	10,033	1,971	49,019
Brinker International, Inc.	153,558	47,894	-	2,989	139,764
Bristow Group, Inc.	101,851	17,576	7,118	-	106,851
C&D Technologies, Inc.	8,663	-	7,724	-	-
CAE, Inc.	193,635	-	16,334	747	145,836
Cagle's, Inc. Class A	2,451	-	-	-	1,487
Cantel Medical Corp.	13,193	-	15,147	-	-
Career Education Corp.	291,410	-	-	-	180,069
Cascade Corp.	81,348	-	8,229	888	43,878
Catalyst Semiconductor, Inc.	8,225	1,426	10,969	-	-
Catapult Communications Corp.	12,631	-	7,637	-	-
Cathay General Bancorp	123,731	1,697	6,697	1,630	62,166
CEC Entertainment, Inc.	109,187	-	37,093	-	90,636
Championship Auto Racing Teams, Inc.	-	-	-	-	-
Chase Corp.	14,229	92	216	202	14,901
Chime Communications PLC	14,260	-	-	61	-
Chromcraft Revington, Inc.	6,749	-	718	-	2,448
CKD Corp.	-	24,674	-	204	20,768
ClearOne Communications, Inc.	4,750	232	-	-	3,622
Columbus McKinnon Corp. (NY Shares)	28,127	1,245	-	-	29,478
Commerce Group, Inc., Massachusetts	98,966	11,527	136,837	1,066	-
Communications Systems, Inc.	6,645	-	6,916	51	-
Cooper Companies, Inc.	125,326	-	55,124	126	-
Corvel Corp.	$ 7,449	$ 19,118	$ 13,280	$ -	$ 22,925
Coventry Health Care, Inc.	22,324	476,694	-	-	394,376
CPI International, Inc.	18,039	105	-	-	15,431
CRA International, Inc.	-	25,345	2,486	-	31,984
Craftmade International, Inc.	7,406	-	3,563	157	-
CSE Global Ltd.	10,024	12,829	-	673	19,582
D.R. Horton, Inc.	511,592	1,117	72,375	15,029	279,112
Dataram Corp.	3,470	-	-	155	2,018
DCC PLC (Ireland)	245,886	-	1,385	7,202	195,024
Decorator Industries, Inc.	1,632	-	-	29	548
Delta Apparel, Inc.	16,618	-	-	43	3,740
Deswell Industries, Inc.	9,535	-	1,860	473	-
Diodes, Inc.	1,993	69,255	11,572	-	67,522
Ditech Networks, Inc.	24,126	-	-	-	6,403
Divestco, Inc.	8,718	3,133	-	-	6,876
DivX, Inc.	-	20,639	5,690	-	19,728
Dominion Homes, Inc.	3,444	-	542	-	-
Draka Holding NV	183,627	-	80,445	1,329	-
Drew Industries, Inc.	63,487	5,725	53,125	-	-
Ducommun, Inc.	18,195	-	20,198	-	-
Eagle Test Systems, Inc.	22,910	1,072	-	-	19,925
ECtel Ltd.	5,530	-	5,191	-	-
Edge Petroleum Corp.	-	19,289	-	-	14,726
Educational Development Corp.	2,487	-	-	149	1,928
Encore Wire Corp.	61,101	-	20,093	148	-
Escalon Medical Corp.	3,364	-	2,449	-	-
EuroBancshares, Inc.	9,011	-	-	-	2,239
Exactech, Inc.	18,014	4,600	14,531	-	23,019
Excel Co. Ltd.	-	10,535	-	12	9,314
ExpressJet Holdings, Inc. Class A	28,316	-	398	-	1,522
Fair Isaac Corp.	117,780	34,815	4,737	301	84,588
Farstad Shipping ASA	68,410	-	-	1,672	65,174
Federal Screw Works	1,953	-	65	61	780
Financial Industries Corp.	7,832	-	9,108	-	-
Finlay Enterprises, Inc.	4,934	-	776	-	-
First Bancorp, Puerto Rico	73,821	-	161	2,018	70,000
First Mutual Bancshrs, Inc.	17,320	-	17,883	120	-
FMC Corp.	$ 256,249	$ -	$ 179,924	$ 1,459	$ -
Footstar, Inc.	9,132	-	-	-	7,963
Foremost Income Fund	20,519	1,838	-	1,615	13,596
FormFactor, Inc.	-	43,980	-	-	42,806
Fornix Biosciences NV	7,872	4,472	-	1,013	6,507
Fossil, Inc.	178,263	-	101,091	-	113,815
FreightCar America, Inc.	7,055	20,223	-	122	23,818
Fremont General Corp.	34,620	-	16,590	-	-
Fresh Del Monte Produce, Inc.	148,867	13,915	1,163	-	133,521
Friedmans, Inc. Class A	-	-	-	-	-
Genesco, Inc.	83,409	-	75,424	-	-
Genlyte Group, Inc.	184,361	14,572	273,150	-	-
Gildan Activewear, Inc.	288,688	9,027	80,413	-	167,861
Glentel, Inc.	745	4,919	-	95	6,695
Goodfellow, Inc.	11,924	278	248	523	7,278
GrafTech International Ltd.	116,818	-	48,735	-	-
Greenbrier Companies, Inc.	50,055	-	-	480	31,395
Group 1 Automotive, Inc.	14,899	28,380	-	521	28,689
Gulliver International Co. Ltd.	-	38,460	-	94	26,601
Hampshire Group Ltd.	18,321	-	258	-	5,520
Hankook Shell Oil Co. Ltd.	6,332	-	-	650	7,360
Hardinge, Inc.	25,677	4,045	25,952	87	-
Health Management Associates, Inc. Class A	199,234	-	157,993	-	-
Heijmans NV	107,244	-	71,315	194	-
Helen of Troy Ltd.	66,634	1,187	-	-	63,121
Henry Boot PLC	64,229	-	15,418	883	13,697
Hot Topic, Inc.	22,500	306	7,050	-	-
HTL International Holdings Ltd.	16,264	-	-	108	5,817
i2 Technologies, Inc.	20,904	-	14,136	-	-
ICT Automatisering NV	8,489	-	510	318	-
Innospec, Inc.	67,971	-	7,162	233	37,786
Inoue Kinzoku Kogyo Co. Ltd.	-	3,048	-	26	3,062
Interstate Bakeries Corp.	4,978	-	209	-	-
Intest Corp.	3,728	-	-	-	1,455
INZI Controls Co. Ltd.	$ 9,172	$ -	$ -	$ 164	$ 3,670
IPC Holdings Ltd.	93,109	-	18,814	3,129	99,494
Isewan Terminal Service Co. Ltd.	5,221	4,239	-	213	8,226
j2 Global Communications, Inc.	-	82,948	1,062	-	86,292
Jack Henry & Associates, Inc.	150,125	8,316	-	1,811	142,494
Jack in the Box, Inc.	210,175	-	-	-	141,759
Jackson Hewitt Tax Service, Inc.	-	28,492	-	371	31,863
JAKKS Pacific, Inc.	26,081	23,130	-	-	46,708
Jaya Holdings Ltd.	-	52,881	-	433	50,961
JLM Couture, Inc.	463	-	-	-	327
Jos. A. Bank Clothiers, Inc.	48,365	12,945	-	-	40,733
KEC Corp.	7,548	-	4,462	-	-
KEC Holdings Co. Ltd.	3,691	-	159	64	2,570
KHD Humboldt Wedag International Ltd.	43,636	-	44,462	-	-
Komag, Inc.	99,735	-	100,482	-	-
Komplett ASA	25,906	-	823	254	10,754
Korea Electric Terminal Co. Ltd.	17,807	-	-	157	11,379
Lenox Group, Inc.	8,705	-	2,284	-	-
Libbey, Inc.	28,026	-	17,388	85	-
LifePoint Hospitals, Inc.	115,245	48,698	2,997	-	162,502
Lincare Holdings, Inc.	341,268	-	443	-	307,701
Liz Claiborne, Inc.	211,156	-	101,791	1,142	-
M/I Homes, Inc.	42,472	-	-	173	32,784
Maine & Maritimes Corp.	4,119	-	697	-	5,742
MAIR Holdings, Inc.	12,560	-	-	-	8,000
Marine Products Corp.	33,892	-	11,763	775	16,494
Massachusetts Financial Corp. Class A	3,781	-	4,199	-	-
Medical Action Industries, Inc.	30,518	-	-	-	15,588
Melexis NV	53,416	923	-	2,200	49,123
Merit Medical Systems, Inc.	27,416	-	32,984	-	-
Meritage Homes Corp.	20,475	7,514	23,863	-	-
Mesa Laboratories, Inc.	5,822	1,292	-	89	5,988
Metro, Inc. Class A (sub. vtg.)	345,114	48,792	-	4,286	275,476
Michang Oil Industrial Co. Ltd.	$ 5,889	$ -	$ -	$ 186	$ 5,219
Micronetics, Inc.	3,784	-	3,431	-	-
MOCON, Inc.	3,685	-	3,782	51	-
Molina Healthcare, Inc.	-	40,498	-	-	49,203
Monarch Casino & Resort, Inc.	23,724	3,488	728	-	12,374
Mothers Work, Inc.	9,247	202	7,039	-	-
Murakami Corp.	4,761	1,180	111	65	5,561
National Dentex Corp.	9,051	529	-	-	5,582
National Western Life Insurance Co. Class A	54,979	-	14,346	70	-
NBTY, Inc.	-	121,303	19,462	-	129,338
NCI Building Systems, Inc.	96,718	210	-	-	75,197
Neoware, Inc.	19,565	-	20,060	-	-
NETGEAR, Inc.	95,740	967	-	-	53,545
New Frontier Media, Inc.	-	5,652	-	17	4,691
NEXT PLC	543,926	7,355	36,087	14,775	247,987
Ngai Lik Industrial Holdings Ltd.	4,991	-	-	67	1,746
North Central Bancshares, Inc.	5,453	-	97	187	2,811
Northrim Bancorp, Inc.	12,106	-	9,291	45	-
Nutraceutical International Corp.	16,627	-	-	-	13,962
Odyssey Healthcare, Inc.	30,679	-	27,765	-	-
Oil States International, Inc.	196,131	17,903	24,612	-	252,448
Old Dominion Freight Lines, Inc.	104,332	-	26,126	-	106,430
OM Group, Inc.	121,100	2,469	42,237	-	60,997
Omnivision Technologies, Inc.	60,524	31,476	-	-	60,608
Optical Cable Corp.	3,039	28	411	-	3,593
Option Care, Inc.	66,230	-	66,606	-	-
Orbotech Ltd.	64,650	-	6,902	-	28,812
Oriental Financial Group, Inc.	13,338	-	6,075	710	-
Orthofix International NV	60,284	-	5,737	-	30,944
Overland Storage, Inc.	2,273	-	1,923	-	-
Ozeki Co. Ltd.	16,590	12,470	-	344	30,170
P&F Industries, Inc. Class A	$ 4,138	$ -	$ 513	$ -	$ 947
P.A.M. Transportation Services, Inc.	11,408	-	9,313	-	-
Pacific Sunwear of California, Inc.	136,047	-	106,766	-	-
Packeteer, Inc.	24,739	-	25,673	-	-
Papa John's International, Inc.	72,690	9,145	-	-	84,502
Pason Systems, Inc.	76,779	-	31,705	707	-
Peak International Ltd.	2,813	-	1,910	-	-
Pervasive Software, Inc.	11,551	-	1,994	-	7,795
PetMed Express, Inc.	16,306	17,137	-	-	35,482
Petroleum Development Corp.	51,434	-	80,084	-	-
Philadelphia Consolidated Holdings Corp.	124,683	81,482	3,103	-	341,933
Physicians Formula Holdings, Inc.	1,495	7,554	-	-	7,746
Piolax, Inc.	14,792	2,046	-	227	16,809
Plantronics, Inc.	133,246	7,363	7,194	938	119,151
Plenus Co. Ltd.	-	35,301	-	-	47,023
Pomeroy IT Solutions, Inc.	13,410	-	-	-	4,375
Progress Software Corp.	72,082	2,857	994	-	72,104
Quiksilver, Inc.	153,742	-	97,540	-	-
Quipp, Inc.	1,058	-	635	-	-
R&G Financial Corp. Class B	4,651	-	1,853	-	-
Radian Group, Inc.	80,904	21,443	4,651	262	-
RCM Technologies, Inc.	9,884	599	-	-	4,210
RehabCare Group, Inc.	17,287	-	23,919	-	-
RenaissanceRe Holdings Ltd.	178,250	-	-	2,790	157,697
ResCare, Inc.	29,958	1,409	10,659	-	-
Rex Stores Corp.	28,476	-	389	-	16,871
Rimage Corp.	-	7,132	-	-	7,367
Ringerikes Sparebank	1,371	-	133	79	1,142
Rocky Brands, Inc.	6,262	-	-	-	2,827
Rocky Mountain Chocolate Factory, Inc.	84	4,643	-	63	3,443
Ross Stores, Inc.	147,543	144,196	67,753	2,953	326,457
Ruby Tuesday, Inc.	141,778	-	-	-	43,840
Ruth's Chris Steak House, Inc.	$ 17,690	$ 2,732	$ -	$ -	$ 6,540
S.Y. Bancorp, Inc.	20,944	619	15,399	375	-
Sakai Moving Service Co. Ltd.	9,821	6,931	-	161	12,186
ScanSource, Inc.	69,020	1,472	-	-	80,635
ScS Upholstery PLC	10,945	-	146	601	309
SED International Holdings, Inc.	720	-	-	-	734
Seksun Corp. Ltd.	13,348	65	3,738	12,168	-
Shaw Group, Inc.	332,090	-	376,992	-	-
Shinsegae Engineering & Construction Co. Ltd.	14,768	-	-	280	7,284
ShoLodge, Inc.	1,502	-	-	-	1,006
SigmaTel, Inc.	10,919	-	8,514	-	-
Sigmatron International, Inc.	3,987	78	-	-	2,624
Simpson Manufacturing Co. Ltd.	162,747	-	43,676	1,745	74,431
Sino-Forest Corp.	132,690	-	186,019	-	-
Sino-Forest Corp. (144A)	69,504	-	104,413	-	-
SMART Modular Technologies (WWH), Inc.	-	21,445	-	-	13,001
Soken Chemical & Engineer Co. Ltd.	-	13,158	-	77	8,515
Sonic Corp.	106,399	3,624	3,580	-	78,468
Spectrum Control, Inc.	15,667	1,589	-	-	8,337
Sportscene Group, Inc. Class A	5,621	-	87	203	5,274
Standard Pacific Corp.	42,451	9,597	8,812	115	-
Stanley Furniture Co., Inc.	21,723	-	2,751	475	9,138
Stantec, Inc.	121,440	3,605	36,453	-	77,941
Steiner Leisure Ltd.	69,890	410	-	-	51,912
Strattec Security Corp.	25,500	-	7,198	683	11,378
Strongco Income Fund	3,816	1,508	-	696	3,392
Sunjin Co. Ltd.	10,853	-	-	98	5,820
Super Micro Computer, Inc.	3,580	14,491	-	-	17,451
Superior Essex, Inc.	57,504	5,381	79,923	-	-
SYNNEX Corp.	61,606	3,684	-	-	74,814
Tamalpais Bancorp (formerly Epic Bancorp)	$ 3,587	$ -	$ 662	$ 47	$ 2,532
Teekay Corp.	229,887	-	209,327	1,485	-
Tejon Ranch Co.	38,889	545	-	-	30,162
The Allied Defense Group, Inc.	2,174	-	2,216	-	-
The PMI Group, Inc.	304,075	-	-	1,160	22,402
Theragenics Corp.	11,653	1,378	-	-	11,963
Tohoku Steel Co. Ltd.	3,713	4,016	-	72	8,169
Tokyo Kisen Co. Ltd.	3,923	784	-	116	3,670
Total Energy Services Trust	21,773	2,587	-	1,288	22,752
Trancom Co. Ltd.	4,840	11,214	-	316	15,597
Triad Guaranty, Inc.	-	22,169	-	-	1,295
Trifast PLC	11,971	-	367	392	6,980
Trio-Tech International	-	1,240	-	-	1,066
Uni-Select, Inc.	25,448	8,413	-	420	25,655
Universal Security Instruments, Inc.	6,468	-	-	-	1,279
Unum Group	451,988	-	81,136	4,725	-
Up, Inc.	4,406	519	-	130	4,121
USANA Health Sciences, Inc.	-	68,573	50,087	-	-
USEC, Inc.	142,715	1,357	-	-	44,892
USG Corp.	217,388	-	204,249	-	-
Utah Medical Products, Inc.	14,317	-	397	418	13,667
W Holding Co., Inc.	22,990	-	-	1,019	8,738
W&T Offshore, Inc.	159,256	8,423	168,043	3,535	-
Washington Savings Bank Fsb	3,512	-	1,816	32	-
Westwood One, Inc.	26,583	-	-	-	-
Winland Electronics, Inc.	1,143	-	-	-	523
Wireless Telecom Group, Inc.	4,655	89	-	-	2,033
Wolverine Tube, Inc.	2,297	4,310	1,559	-	2,725
World Fuel Services Corp.	40,890	59,499	-	362	69,249
Xyratex Ltd.	53,521	2,224	14,795	-	26,851
Yip's Chemical Holdings Ltd.	-	18,300	-	45	-
Young Innovations, Inc.	25,892	-	552	136	18,304
YRC Worldwide, Inc.	67,452	24,290	-	-	49,471
Yusen Air & Sea Service Co. Ltd.	$ -	$ 37,190	$ -	$ 17	$ 37,071
Total	$ 16,200,848	$ 2,880,057	$ 5,044,635	$ 155,996	$ 9,855,755
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	68.8%
Canada	4.7%
Brazil	3.9%
Japan	3.3%
Norway	2.8%
Bermuda	2.6%
Ireland	2.1%
United Kingdom	1.7%
Cayman Islands	1.6%
Taiwan	1.5%
Netherlands	1.5%
Others (individually less than 1%)	5.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2008
Assets
Investment in securities, at value (including securities loaned of $737,054 and repurchase agreements of $9,811) - See accompanying schedule: Unaffiliated issuers (cost $11,597,809)	$ 16,141,442
Fidelity Central Funds (cost $3,697,877)	3,697,877
Other affiliated issuers (cost $8,764,946)	9,855,755
Total Investments (cost $24,060,632)		$ 29,695,074
Cash		1
Foreign currency held at value (cost $646)		646
Receivable for investments sold		205,032
Receivable for fund shares sold		15,512
Dividends receivable		22,916
Interest receivable		294
Distributions receivable from Fidelity Central Funds		6,855
Prepaid expenses		44
Other receivables		792
Total assets		29,947,166

Liabilities
Payable for investments purchased	$ 90,859
Payable for fund shares redeemed	15,433
Accrued management fee	16,795
Other affiliated payables	4,817
Other payables and accrued expenses	1,123
Collateral on securities loaned, at value	773,705
Total liabilities		902,732

Net Assets		$ 29,044,434
Net Assets consist of:
Paid in capital		$ 19,631,714
Undistributed net investment income		131,174
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,647,163
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,634,383
Net Assets		$ 29,044,434

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2008
Low-Priced Stock: Net Asset Value, offering price and redemption price per share ($29,044,341.988 ÷ 780,995.706 shares)	$ 37.19

Class K: Net Asset Value, offering price and redemption price per share ($91.959 ÷ 2.472 shares)	$ 37.20

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2008
Investment Income
Dividends (including $155,996 earned from other affiliated issuers)		$ 395,333
Interest		1,238
Income from Fidelity Central Funds		165,949
Total income		562,520

Expenses
Management fee Basic fee	$ 204,643
Performance adjustment	61,515
Transfer agent fees	59,188
Accounting and security lending fees	2,227
Custodian fees and expenses	2,923
Independent trustees' compensation	146
Depreciation in deferred trustee compensation account	(2)
Registration fees	108
Audit	218
Legal	548
Miscellaneous	2,142
Total expenses before reductions	333,656
Expense reductions	(2,240)	331,416
Net investment income (loss)		231,104
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,837,446
Other affiliated issuers	1,087,201
Foreign currency transactions	(127)
Total net realized gain (loss)		4,924,520
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,785,122)
Assets and liabilities in foreign currencies	(57)
Total change in net unrealized appreciation (depreciation)		(8,785,179)
Net gain (loss)		(3,860,659)
Net increase (decrease) in net assets resulting from operations		$ (3,629,555)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 231,104	$ 532,736
Net realized gain (loss)	4,924,520	1,783,288
Change in net unrealized appreciation (depreciation)	(8,785,179)	4,067,939
Net increase (decrease) in net assets resulting from operations	(3,629,555)	6,383,963
Distributions to shareholders from net investment income	(478,904)	(284,254)
Distributions to shareholders from net realized gain	(2,661,913)	(3,181,594)
Total distributions	(3,140,817)	(3,465,848)
Share transactions - net increase (decrease)	(3,156,393)	230,573
Redemption fees	2,743	1,392
Total increase (decrease) in net assets	(9,924,022)	3,150,080

Net Assets
Beginning of period	38,968,456	35,818,376
End of period (including undistributed net investment income of $131,174 and undistributed net investment income of $415,741, respectively)	$ 29,044,434	$ 38,968,456

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Low-Priced Stock

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 45.38	$ 42.40	$ 42.68	$ 36.18	$ 30.08
Income from Investment Operations
Net investment income (loss) B	.28	.60 E	.31	.22	.05
Net realized and unrealized gain (loss)	(4.72)	6.49	2.29	8.49	6.50
Total from investment operations	(4.44)	7.09	2.60	8.71	6.55
Distributions from net investment income	(.57)	(.33)	(.26)	(.12)	(.02)
Distributions from net realized gain	(3.18)	(3.78)	(2.62)	(2.09)	(.44)
Total distributions	(3.75)	(4.11)	(2.88)	(2.21)	(.46)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 37.19	$ 45.38	$ 42.40	$ 42.68	$ 36.18
Total Return A	(10.50) %	18.22%	6.38%	25.32%	21.90%
Ratios to Average Net Assets C,F
Expenses before reductions	.99%	.97%	.88%	.95%	.98%
Expenses net of fee waivers, if any	.99%	.97%	.88%	.95%	.98%
Expenses net of all reductions	.98%	.96%	.87%	.94%	.97%
Net investment income (loss)	.68%	1.36% E	.72%	.57%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 29,044	$ 38,968	$ 35,818	$ 37,565	$ 30,392
Portfolio turnover rate D	36%	11%	26%	24%	28%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.28 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .73%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Period ended July 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 40.45
Income from Investment Operations
Net investment income (loss) D	.08
Net realized and unrealized gain (loss)	(3.33)
Total from investment operations	(3.25)
Redemption fees added to paid in capital D	- I
Net asset value, end of period	$ 37.20
Total Return B,C	(8.03)%
Ratios to Average Net Assets E,H
Expenses before reductions	.88% A
Expenses net of fee waivers, if any	.88% A
Expenses net of all reductions	.88% A
Net investment income (loss)	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 92
Portfolio turnover rate F	36%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of shares of Class K and the existing class was designated Low-Priced Stock on May 9, 2008. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 9,057,725,212
Unrealized depreciation	(3,435,706,544)
Net unrealized appreciation (depreciation)	5,622,018,668
Undistributed ordinary income	115,488,367
Undistributed long-term capital gain	3,207,821,752
Cost for federal income tax purposes	$ 24,073,055,811

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 748,351,452	$ 384,621,913
Long-term Capital Gains	2,392,465,556	3,081,226,137
Total	$ 3,140,817,008	$ 3,465,848,050

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,997,431,187 and $15,709,495,949, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Low-Priced Stock, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Low-Priced Stock and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Low-Priced Stock. For the period, the transfer agent fees for Low-Priced Stock were equivalent to an annual rate of .18% of average net assets. For the period, the total transfer agent fees paid by each class were as follows:

Amount
Low-Priced Stock	$ 59,188,427
Class K	12

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $175,786 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $83,616 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

Annual Report

8. Security Lending - continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $17,482,675.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Low-Priced Stock's operating expenses. During the period this reimbursement reduced the class' expenses by $12,762.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $976,991 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $223,606. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Low-Priced Stock	$ 1,026,677

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and

Annual Report

Notes to Financial Statements - continued

10. Other - continued

business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,047,449, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Low-Priced Stock	$ 478,904,116	$ 284,254,255
From net realized gain
Low-Priced Stock	$ 2,661,912,893	$ 3,181,593,795

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008 A	2007	2008 A	2007
Low-Priced Stock
Shares sold	62,686,888	72,873,058	$ 2,521,120,547	$ 3,206,586,464
Reinvestment of distributions	73,282,520	84,905,201	3,050,711,720	3,372,441,353
Shares redeemed	(213,705,034)	(143,792,901)	(8,728,325,366)	(6,348,455,271)
Net increase (decrease)	(77,735,626)	13,985,358	$ (3,156,493,099)	$ 230,572,546
Class K
Shares sold	2,472	-	$ 100,000	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 24, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of the fund. Mr. Hense also serves as Vice President of Fidelity's High Income and Small Cap Funds (2008-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-
present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-
2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-
present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Low-Priced Stock Fund voted to pay to shareholders of record at the opening of business, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Low-Priced Stock	09/15/08	09/12/08	$0.150	$4.11
Class K	09/15/08	09/12/08	$0.165	$4.11

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $4,907,198,000, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 55% and 81% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 76% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	38,893,618,130.91	95.292
Withheld	1,921,468,292.47	4.708
TOTAL	40,815,086,423.38	100.000
Dennis J. Dirks
Affirmative	39,036,714,022.41	95.643
Withheld	1,778,372,400.97	4.357
TOTAL	40,815,086,423.38	100.000
Edward C. Johnson 3d
Affirmative	38,770,875,445.41	94.992
Withheld	2,044,210,977.97	5.008
TOTAL	40,815,086,423.38	100.000
Alan J. Lacy
Affirmative	39,018,612,450.11	95.599
Withheld	1,796,473,973.27	4.401
TOTAL	40,815,086,423.38	100.000
Ned C. Lautenbach
Affirmative	39,005,366,044.67	95.566
Withheld	1,809,720,378.71	4.434
TOTAL	40,815,086,423.38	100.000
Joseph Mauriello
Affirmative	39,002,419,694.54	95.559
Withheld	1,812,666,728.84	4.441
TOTAL	40,815,086,423.38	100.000
Cornelia M. Small
Affirmative	39,016,299,097.15	95.593
Withheld	1,798,787,326.23	4.407
TOTAL	40,815,086,423.38	100.000
William S. Stavropoulos
Affirmative	38,884,332,972.41	95.270
Withheld	1,930,753,450.97	4.730
TOTAL	40,815,086,423.38	100.000
David M. Thomas
Affirmative	39,018,357,287.78	95.598
Withheld	1,796,729,135.60	4.402
TOTAL	40,815,086,423.38	100.000
Michael E. Wiley
Affirmative	38,997,698,287.11	95.547
Withheld	1,817,388,136.27	4.453
TOTAL	40,815,086,423.38	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
Affirmative	30,025,572,570.64	73.565
Against	7,083,880,474.69	17.356
Abstain	2,182,438,936.42	5.347
Broker Non-Votes	1,523,194,441.63	3.732
TOTAL	40,815,086,423.38	100.000
PROPOSAL 3

A shareholder proposal concerning "oversight procedures to screen out investments in companies that, in the judgement of the Board, substantially contribute to genocide, patterns of extraordinary and egregious violations of human rights, or crimes against humanity."

The fund did not achieve quorum with respect to this proposal, and therefore no action was taken at the meeting and subsequent adjournments. Because sufficient votes in favor of the proposal were not received, on June 18, 2008, the proxies in their discretion determined not to adjourn the meeting further on this item.

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity Low-Priced Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Low-Priced Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

LPS-UANN-0908
1.789249.105

Fidelity
Value Discovery
Fund-

Fidelity Value Discovery
Class K

Annual Report

July 31, 2008

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Domestic and international securities markets have struggled thus far in 2008. High-grade fixed-income investments produced modestly positive results, but many stock benchmarks suffered double-digit losses through the first half of this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2008	Past 1 year	Past 5 years	Life of fund A
Fidelity Value Discovery	-14.66%	10.91%	11.63%
Class K B	-14.66%	10.91%	11.63%

A From December 10, 2002.

B The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity Value Discovery, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Value Discovery, a class of the fund, on December 10, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Scott Offen, Portfolio Manager of Fidelity Value Discovery Fund

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the 12 months ending July 31, 2008. Oil prices north of $140 per barrel, gasoline prices in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to staunch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index fell to a threshold that many believe marks the official start of a "bear market." For the 12 months overall, the Dow slid 11.71%, the S&P 500® dropped 11.09% and the technology-heavy NASDAQ Composite® Index dipped 7.98%.

For the year ending July 31, 2008, the fund's Retail Class shares returned -14.66%, compared with -14.75% for the Russell 3000® Value Index. (For specific performance results for the fund's new Class K shares, please see the performance section of this report.) Solid stock selection in energy helped relative performance, as did favorable security selection and an underweighting in financials and an overweighting in industrials. Less-successful stock selection and underweightings in consumer staples, utilities and materials dampened returns. Some top contributors were not part of the Russell index: technology hardware and equipment company Amphenol; coal producers CONSOL Energy and Peabody Energy; oil and natural gas equipment and services provider National Oilwell Varco; and oil and natural gas exploration and production (E&P) company Range Resources. Fund performance was further bolstered by an underweighting and timely ownership of investment bank and index component Morgan Stanley, as well as investments in drilling contractor Nabors Industries and E&P company Cabot Oil & Gas. On the downside, investment banks Lehman Brothers and Bear Stearns detracted, as did underweighting pharmaceutical giant Johnson & Johnson and oil and gas companies Occidental Petroleum, ConocoPhillips, Hess and Chevron. An out-of-benchmark position in Titanium Metals further dampened performance. Some stocks mentioned here were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 to July 31, 2008) for Fidelity Value Discovery and for the entire period (May 9, 2008 to July 31, 2008) for Class K. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (February 1, 2008 to July 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value July 31, 2008	Expenses Paid During Period
Fidelity Value Discovery
Actual	$ 1,000.00	$ 901.60	$ 4.59 B
Hypothetical A	$ 1,000.00	$ 1,020.04	$ 4.87 C
Class K
Actual	$ 1,000.00	$ 896.30	$ 1.72 B
Hypothetical A	$ 1,000.00	$ 1,020.93	$ 3.97 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) for Fidelity Value Discovery and multiplied by 84/366 (to reflect the period, May 9, 2008 to July 31, 2008) for Class K.

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Fidelity Value Discovery	.97%
Class K	.79%

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.3	4.8
JPMorgan Chase & Co.	3.2	3.3
Bank of America Corp.	2.5	2.6
Johnson & Johnson	2.2	0.0
AT&T, Inc.	2.2	2.9
Chevron Corp.	2.1	0.0
Pfizer, Inc.	2.0	1.1
Amphenol Corp. Class A	1.6	1.3
Wells Fargo & Co.	1.5	1.6
Exelon Corp.	1.2	0.0
	21.8
Top Five Market Sectors as of July 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.3	24.5
Information Technology	15.2	12.6
Health Care	11.5	7.4
Industrials	11.0	11.8
Consumer Discretionary	10.2	8.5
Asset Allocation (% of fund's net assets)
As of July 31, 2008 *		As of January 31, 2008 **
	Stocks and Investment Companies 99.6%		Stocks and Investment Companies 99.3%
	Convertible Securities 0.2%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	9.4%	** Foreign investments	11.1%

Annual Report

Investments July 31, 2008

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 10.2%
Automobiles - 0.6%
Bayerische Motoren Werke AG (BMW)	31,900	$ 1,432,670
Fiat SpA	107,200	1,844,309
Renault SA	17,200	1,427,756
Winnebago Industries, Inc.	125,806	1,605,285
		6,310,020
Diversified Consumer Services - 1.4%
H&R Block, Inc.	101,200	2,462,196
Hillenbrand, Inc.	179,200	4,148,480
Service Corp. International	462,700	4,428,039
Stewart Enterprises, Inc. Class A	310,400	2,765,664
		13,804,379
Hotels, Restaurants & Leisure - 1.0%
DineEquity, Inc. (d)	79,191	1,829,312
McDonald's Corp.	117,833	7,045,235
Vail Resorts, Inc. (a)(d)	26,700	1,078,146
		9,952,693
Household Durables - 3.3%
Beazer Homes USA, Inc. (d)	215,300	1,341,319
Black & Decker Corp. (d)	59,200	3,553,184
Centex Corp.	229,800	3,373,464
D.R. Horton, Inc.	302,400	3,362,688
Ethan Allen Interiors, Inc.	89,500	2,246,450
KB Home	239,260	4,208,583
Lennar Corp. Class A	20,590	249,139
Newell Rubbermaid, Inc.	129,300	2,137,329
Pulte Homes, Inc. (d)	254,800	3,111,108
Ryland Group, Inc.	190,500	3,922,395
Stanley Furniture Co., Inc.	12,500	106,250
The Stanley Works	55,100	2,450,848
Whirlpool Corp.	40,600	3,073,420
		33,136,177
Leisure Equipment & Products - 0.6%
Brunswick Corp.	178,100	2,297,490
Eastman Kodak Co.	258,500	3,784,440
		6,081,930
Media - 0.8%
E.W. Scripps Co. Class A	40,700	281,644
News Corp.:
Class A	119,152	1,683,618
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
News Corp.: - continued
Class B	12,500	$ 182,625
Scripps Networks Interactive, Inc. Class A	122,100	4,949,934
Viacom, Inc. Class B (non-vtg.) (a)	57,500	1,605,975
		8,703,796
Multiline Retail - 0.2%
Sears Holdings Corp. (a)(d)	21,500	1,741,500
Tuesday Morning Corp. (a)	142,082	545,595
		2,287,095
Specialty Retail - 1.8%
AutoZone, Inc. (a)	10,900	1,420,161
Best Buy Co., Inc.	28,500	1,132,020
MarineMax, Inc. (a)(d)	60,189	396,044
OfficeMax, Inc.	152,200	1,942,072
Shoe Carnival, Inc. (a)	63,400	970,020
Staples, Inc.	113,300	2,549,250
The Children's Place Retail Stores, Inc. (a)(d)	139,096	5,292,603
The Men's Wearhouse, Inc.	56,400	1,122,924
Tween Brands, Inc. (a)	52,300	720,171
Williams-Sonoma, Inc. (d)	136,600	2,382,304
		17,927,569
Textiles, Apparel & Luxury Goods - 0.5%
LVMH Moet Hennessy - Louis Vuitton	10,800	1,187,732
Polo Ralph Lauren Corp. Class A	35,100	2,076,867
VF Corp.	30,300	2,168,874
		5,433,473
TOTAL CONSUMER DISCRETIONARY		103,637,132
CONSUMER STAPLES - 4.4%
Beverages - 0.3%
Carlsberg AS Series B	6,600	535,656
Remy Cointreau SA	30,262	1,484,031
The Coca-Cola Co.	18,800	968,200
		2,987,887
Food & Staples Retailing - 1.2%
Kroger Co.	104,500	2,955,260
SUPERVALU, Inc.	62,700	1,606,374
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Wal-Mart Stores, Inc.	112,200	$ 6,577,164
Winn-Dixie Stores, Inc. (a)	85,034	1,351,190
		12,489,988
Food Products - 1.2%
Bunge Ltd.	48,300	4,777,836
Cermaq ASA	179,900	1,828,011
Lighthouse Caledonia ASA	25,474	28,781
Marine Harvest ASA (a)	2,997,000	2,123,277
Tyson Foods, Inc. Class A	206,200	3,072,380
		11,830,285
Household Products - 0.1%
Energizer Holdings, Inc. (a)	19,300	1,376,862
Personal Products - 0.7%
Avon Products, Inc.	150,700	6,389,680
Shiseido Co. Ltd.	30,000	672,000
		7,061,680
Tobacco - 0.9%
Altria Group, Inc.	129,600	2,637,360
Philip Morris International, Inc.	114,600	5,919,090
		8,556,450
TOTAL CONSUMER STAPLES		44,303,152
ENERGY - 9.7%
Energy Equipment & Services - 0.8%
Hercules Offshore, Inc. (a)	56,200	1,403,314
IHS, Inc. Class A (a)	10,800	672,084
Nabors Industries Ltd. (a)	96,186	3,506,942
National Oilwell Varco, Inc. (a)	36,886	2,900,346
		8,482,686
Oil, Gas & Consumable Fuels - 8.9%
Arch Coal, Inc.	25,700	1,447,167
Boardwalk Pipeline Partners, LP	66,200	1,566,292
BP PLC sponsored ADR	4,800	294,912
Cabot Oil & Gas Corp.	52,100	2,292,921
Canadian Natural Resources Ltd.	25,700	2,008,358
Chesapeake Energy Corp.	14,500	727,175
Chevron Corp.	248,700	21,030,072
ConocoPhillips	79,100	6,456,142
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
CONSOL Energy, Inc.	22,900	$ 1,703,531
El Paso Corp.	33,500	600,655
El Paso Pipeline Partners LP	14,700	286,650
Energy Transfer Equity LP	22,200	659,784
Exxon Mobil Corp.	419,900	33,772,557
Forest Oil Corp. (a)	48,300	2,754,549
Foundation Coal Holdings, Inc.	9,100	540,540
Petrohawk Energy Corp. (a)	75,496	2,515,527
Plains Exploration & Production Co. (a)	47,700	2,669,769
Quicksilver Resources, Inc. (a)	60,900	1,593,144
Range Resources Corp.	51,813	2,516,039
SandRidge Energy, Inc.	6,000	293,340
Sunoco, Inc.	41,900	1,701,559
Tesoro Corp.	14,771	228,064
Valero Energy Corp.	60,516	2,021,840
Western Gas Partners LP	36,700	576,190
		90,256,777
TOTAL ENERGY		98,739,463
FINANCIALS - 27.1%
Capital Markets - 4.5%
Bank of New York Mellon Corp.	136,287	4,838,189
Charles Schwab Corp.	136,900	3,133,641
FCStone Group, Inc. (a)	169,186	3,258,522
Fortress Investment Group LLC (d)	199,400	2,364,884
Franklin Resources, Inc.	12,500	1,257,625
Janus Capital Group, Inc.	122,900	3,728,786
Lehman Brothers Holdings, Inc.	211,915	3,674,606
Merrill Lynch & Co., Inc.	181,200	4,828,980
Morgan Stanley	161,500	6,376,020
State Street Corp.	101,300	7,257,132
T. Rowe Price Group, Inc.	87,200	5,218,920
		45,937,305
Commercial Banks - 5.2%
Associated Banc-Corp.	48,200	804,458
Boston Private Financial Holdings, Inc.	268,059	2,098,902
Fifth Third Bancorp (d)	379,300	5,298,821
First Merchants Corp.	126,216	2,650,536
First Midwest Bancorp, Inc., Delaware (d)	108,600	2,229,558
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Huntington Bancshares, Inc. (d)	189,100	$ 1,327,482
IBERIABANK Corp.	66,957	3,446,946
KeyCorp	184,700	1,948,585
Regions Financial Corp. (d)	141,300	1,339,524
SunTrust Banks, Inc. (d)	52,700	2,163,862
Susquehanna Bancshares, Inc., Pennsylvania	57,900	829,128
UCBH Holdings, Inc.	117,300	529,023
Wachovia Corp.	463,400	8,002,918
Wells Fargo & Co.	497,600	15,062,352
Wilshire Bancorp, Inc.	396,500	4,884,880
Wintrust Financial Corp.	7,716	159,335
		52,776,310
Consumer Finance - 0.3%
Capital One Financial Corp.	58,600	2,452,996
Discover Financial Services	76,600	1,122,190
		3,575,186
Diversified Financial Services - 7.1%
Bank of America Corp.	767,945	25,265,391
CIT Group, Inc.	335,600	2,845,888
Citigroup, Inc.	541,500	10,120,635
JPMorgan Chase & Co.	805,326	32,720,395
KKR Financial Holdings LLC	93,400	959,218
		71,911,527
Insurance - 5.5%
AFLAC, Inc.	84,600	4,704,606
American Equity Investment Life Holding Co.	8,494	74,238
American International Group, Inc.	347,900	9,062,795
Aspen Insurance Holdings Ltd.	260,866	6,623,388
Endurance Specialty Holdings Ltd.	209,112	6,398,827
Hartford Financial Services Group, Inc.	47,900	3,036,381
MetLife, Inc.	76,800	3,899,136
National Financial Partners Corp. (d)	80,400	1,676,340
Old Republic International Corp.	228,700	2,401,350
Platinum Underwriters Holdings Ltd.	202,434	7,307,867
Principal Financial Group, Inc.	69,700	2,962,947
RenaissanceRe Holdings Ltd.	65,600	3,337,072
XL Capital Ltd.	223,900	4,005,571
		55,490,518
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 1.8%
American Campus Communities, Inc.	44,900	$ 1,314,672
Annaly Capital Management, Inc.	338,100	5,095,167
CapitalSource, Inc. (d)	244,800	2,844,576
Chimera Investment Corp.	239,300	1,840,217
General Growth Properties, Inc.	83,900	2,299,699
SL Green Realty Corp.	27,000	2,250,180
Vornado Realty Trust	23,200	2,205,624
		17,850,135
Real Estate Management & Development - 0.7%
CB Richard Ellis Group, Inc. Class A (a)	365,000	5,128,250
Jones Lang LaSalle, Inc. (d)	34,500	1,643,580
		6,771,830
Thrifts & Mortgage Finance - 2.0%
Astoria Financial Corp.	99,000	2,214,630
Fannie Mae	174,800	2,010,200
Freddie Mac	120,400	983,668
Hudson City Bancorp, Inc.	205,021	3,743,683
MGIC Investment Corp.	117,800	753,920
New York Community Bancorp, Inc.	264,400	4,394,328
People's United Financial, Inc.	126,100	2,141,178
Washington Federal, Inc.	234,400	4,359,840
		20,601,447
TOTAL FINANCIALS		274,914,258
HEALTH CARE - 11.5%
Biotechnology - 0.6%
Amgen, Inc. (a)	33,900	2,123,157
Cubist Pharmaceuticals, Inc. (a)	68,000	1,540,880
Genentech, Inc. (a)	18,800	1,790,700
Theravance, Inc. (a)	49,100	784,618
		6,239,355
Health Care Equipment & Supplies - 2.8%
American Medical Systems Holdings, Inc. (a)(d)	240,207	3,956,209
Baxter International, Inc.	105,100	7,210,911
Boston Scientific Corp. (a)	109,000	1,296,010
Covidien Ltd.	230,975	11,373,209
Hill-Rom Holdings, Inc.	69,900	1,963,491
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Medtronic, Inc.	37,600	$ 1,986,408
Stryker Corp.	16,300	1,046,297
		28,832,535
Health Care Providers & Services - 2.3%
Amedisys, Inc. (a)(d)	89,093	5,712,643
Brookdale Senior Living, Inc. (d)	94,121	1,436,286
Chemed Corp.	42,900	1,836,120
Community Health Systems, Inc. (a)	14,400	474,912
Emeritus Corp. (a)	55,800	940,230
HealthSouth Corp. (a)(d)	126,102	2,070,595
Henry Schein, Inc. (a)	38,600	2,067,416
Patterson Companies, Inc. (a)	69,000	2,154,870
Pediatrix Medical Group, Inc. (a)	23,800	1,157,870
PSS World Medical, Inc. (a)	138,200	2,316,232
Tenet Healthcare Corp. (a)	268,300	1,553,457
Universal Health Services, Inc. Class B	24,300	1,473,066
		23,193,697
Health Care Technology - 0.3%
Cerner Corp. (a)(d)	62,900	2,809,114
Life Sciences Tools & Services - 0.5%
Applied Biosystems, Inc.	79,200	2,924,856
Covance, Inc. (a)	18,700	1,716,660
Varian, Inc. (a)	23,368	1,154,379
		5,795,895
Pharmaceuticals - 5.0%
Johnson & Johnson	324,800	22,239,056
Pfizer, Inc.	1,060,800	19,805,136
Sepracor, Inc. (a)	172,006	3,006,665
Teva Pharmaceutical Industries Ltd. sponsored ADR	69,700	3,125,348
Wyeth	57,100	2,313,692
		50,489,897
TOTAL HEALTH CARE		117,360,493
INDUSTRIALS - 11.0%
Aerospace & Defense - 2.9%
General Dynamics Corp.	64,500	5,749,530
Heico Corp. Class A	98,507	2,791,688
Honeywell International, Inc.	110,300	5,607,652
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Lockheed Martin Corp.	47,800	$ 4,986,974
Stanley, Inc. (a)	48,400	1,511,532
The Boeing Co.	24,100	1,472,751
United Technologies Corp.	115,900	7,415,282
		29,535,409
Air Freight & Logistics - 0.5%
FedEx Corp.	25,500	2,010,420
United Parcel Service, Inc. Class B	49,200	3,103,536
		5,113,956
Airlines - 0.4%
AirTran Holdings, Inc. (a)(d)	128,917	376,438
Delta Air Lines, Inc. (a)	101,900	768,326
Northwest Airlines Corp. (a)	126,300	1,156,908
UAL Corp.	136,300	1,132,653
US Airways Group, Inc. (a)	79,600	402,776
		3,837,101
Building Products - 1.0%
Masco Corp.	190,400	3,139,696
Owens Corning (a)	263,900	6,864,039
		10,003,735
Commercial Services & Supplies - 1.8%
ACCO Brands Corp. (a)	86,800	743,876
Allied Waste Industries, Inc. (a)	164,358	1,988,732
Avery Dennison Corp.	25,700	1,131,057
Consolidated Graphics, Inc. (a)	23,320	781,220
Copart, Inc. (a)	29,200	1,280,712
Equifax, Inc.	61,300	2,151,017
GeoEye, Inc. (a)	98,300	2,128,195
Manpower, Inc.	5,400	259,200
R.R. Donnelley & Sons Co.	75,400	2,013,180
The Brink's Co.	19,400	1,337,824
Waste Management, Inc.	112,800	4,008,912
		17,823,925
Construction & Engineering - 0.5%
Chicago Bridge & Iron Co. NV (NY Shares)	26,200	858,574
Dycom Industries, Inc. (a)	66,600	1,056,942
Great Lakes Dredge & Dock Corp.	549,600	3,572,400
		5,487,916
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 0.3%
Acuity Brands, Inc.	26,700	$ 1,090,962
Cooper Industries Ltd. Class A	42,000	1,771,140
		2,862,102
Machinery - 1.5%
Colfax Corp.	19,300	526,697
Cummins, Inc.	75,500	5,008,670
Eaton Corp.	23,700	1,683,648
Ingersoll-Rand Co. Ltd. Class A	78,600	2,829,600
Navistar International Corp. (a)	19,200	1,075,200
Pentair, Inc.	116,851	4,045,382
		15,169,197
Marine - 0.1%
Safe Bulkers, Inc.	65,800	1,246,910
Road & Rail - 1.7%
Canadian Pacific Railway Ltd.	84,600	5,313,063
Con-way, Inc.	40,300	2,037,568
J.B. Hunt Transport Services, Inc. (d)	149,100	5,513,718
Knight Transportation, Inc.	137,200	2,595,824
Old Dominion Freight Lines, Inc. (a)	29,375	1,078,063
P.A.M. Transportation Services, Inc. (a)	68,337	902,048
		17,440,284
Trading Companies & Distributors - 0.3%
Rush Enterprises, Inc.:
Class A (a)	241,974	2,731,886
Class B (a)	26,432	287,316
		3,019,202
TOTAL INDUSTRIALS		111,539,737
INFORMATION TECHNOLOGY - 15.2%
Communications Equipment - 1.1%
Cisco Systems, Inc. (a)	150,100	3,300,699
Juniper Networks, Inc. (a)	129,800	3,378,694
Nokia Corp. sponsored ADR	159,200	4,349,344
Powerwave Technologies, Inc. (a)	95,100	389,910
		11,418,647
Computers & Peripherals - 1.7%
International Business Machines Corp.	58,200	7,448,436
NCR Corp. (a)	213,800	5,742,668
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
SanDisk Corp. (a)	226,285	$ 3,190,619
Western Digital Corp. (a)(d)	18,300	526,857
		16,908,580
Electronic Equipment & Instruments - 4.7%
Agilent Technologies, Inc. (a)	49,000	1,766,940
Amphenol Corp. Class A	348,914	16,632,730
Arrow Electronics, Inc. (a)	169,700	5,467,734
Avnet, Inc. (a)	191,800	5,228,468
Cogent, Inc. (a)	185,200	1,877,928
Flextronics International Ltd. (a)	433,700	3,872,941
Ingram Micro, Inc. Class A (a)	394,500	7,270,635
Mellanox Technologies Ltd. (a)	174,778	2,235,411
Tyco Electronics Ltd.	99,675	3,303,230
		47,656,017
Internet Software & Services - 0.8%
eBay, Inc. (a)	119,900	3,017,883
VeriSign, Inc. (a)(d)	158,928	5,171,517
		8,189,400
IT Services - 1.8%
Accenture Ltd. Class A	75,700	3,161,232
CACI International, Inc. Class A (a)	22,400	1,007,104
Fidelity National Information Services, Inc.	33,100	627,245
Lender Processing Services, Inc. (a)	50,550	1,685,843
SRA International, Inc. Class A (a)	96,400	2,115,980
The Western Union Co.	87,300	2,412,972
Visa, Inc.	101,000	7,379,060
		18,389,436
Semiconductors & Semiconductor Equipment - 4.8%
Applied Materials, Inc.	205,500	3,559,260
ASML Holding NV (NY Shares)	95,900	2,185,561
Broadcom Corp. Class A (a)	157,000	3,813,530
Fairchild Semiconductor International, Inc. (a)	196,800	2,391,120
FormFactor, Inc. (a)	122,506	2,131,604
Hittite Microwave Corp. (a)	115,641	3,691,261
Infineon Technologies AG sponsored ADR (a)	144,900	1,089,648
Intersil Corp. Class A	86,900	2,096,897
Lam Research Corp. (a)	76,600	2,519,374
Microchip Technology, Inc.	108,300	3,458,019
Micron Technology, Inc. (a)	715,500	3,455,865
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NEC Electronics Corp. (a)	79,100	$ 2,144,476
NVIDIA Corp. (a)	124,200	1,420,848
ON Semiconductor Corp. (a)	672,187	6,311,836
Skyworks Solutions, Inc. (a)	180,700	1,709,422
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	161,610	1,535,295
Teradyne, Inc. (a)	33,800	316,706
Tower Semicondutor Ltd. (a)	1,028,600	720,020
Varian Semiconductor Equipment Associates, Inc. (a)	90,700	2,650,254
Xilinx, Inc.	55,400	1,375,582
		48,576,578
Software - 0.3%
Oracle Corp. (a)	72,200	1,554,466
Synchronoss Technologies, Inc. (a)	109,600	1,284,512
		2,838,978
TOTAL INFORMATION TECHNOLOGY		153,977,636
MATERIALS - 1.9%
Chemicals - 1.3%
Albemarle Corp.	126,000	4,905,180
Arkema	36,700	1,863,245
Celanese Corp. Class A	150,940	5,815,718
Nalco Holding Co.	1,581	37,154
Tronox, Inc. Class A	120,400	167,356
		12,788,653
Containers & Packaging - 0.3%
Pactiv Corp. (a)	89,400	2,155,434
Rock-Tenn Co. Class A	37,800	1,343,790
		3,499,224
Metals & Mining - 0.3%
Alcoa, Inc.	27,900	941,625
Carpenter Technology Corp.	20,000	774,000
Freeport-McMoRan Copper & Gold, Inc. Class B	18,100	1,751,175
United States Steel Corp.	1,000	160,360
		3,627,160
TOTAL MATERIALS		19,915,037
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	716,005	$ 22,060,114
FairPoint Communications, Inc. (d)	6,976	48,413
Verizon Communications, Inc.	278,000	9,463,120
		31,571,647
UTILITIES - 5.2%
Electric Utilities - 2.7%
Allete, Inc.	56,700	2,413,152
Entergy Corp.	31,100	3,325,212
Exelon Corp.	149,200	11,730,104
PPL Corp.	204,289	9,593,411
		27,061,879
Gas Utilities - 0.0%
Energen Corp.	9,400	565,880
Independent Power Producers & Energy Traders - 0.2%
Reliant Energy, Inc. (a)	96,300	1,743,993
Multi-Utilities - 2.3%
Public Service Enterprise Group, Inc.	191,500	8,004,700
Sempra Energy	122,000	6,851,520
Wisconsin Energy Corp.	185,100	8,351,712
		23,207,932
TOTAL UTILITIES		52,579,684
TOTAL COMMON STOCKS (Cost $1,039,652,368)		1,008,538,239
Convertible Preferred Stocks - 0.2%

FINANCIALS - 0.2%
Commercial Banks - 0.1%
Huntington Bancshares, Inc. 8.50%	1,600	1,247,904
Diversified Financial Services - 0.1%
CIT Group, Inc. Series C, 8.75%	13,400	628,728
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,838,116)		1,876,632
Investment Companies - 0.3%
	Shares	Value
Ares Capital Corp. (Cost $4,669,943)	280,887	$ 3,210,538
Money Market Funds - 5.6%

Fidelity Cash Central Fund, 2.35% (b)	7,946,330	7,946,330
Fidelity Securities Lending Cash Central Fund, 2.37% (b)(c)	48,395,900	48,395,900
TOTAL MONEY MARKET FUNDS (Cost $56,342,230)		56,342,230
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $1,102,502,657)		1,069,967,639
NET OTHER ASSETS - (5.4)%		(54,677,677)
NET ASSETS - 100%		$ 1,015,289,962
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 566,717
Fidelity Securities Lending Cash Central Fund	755,041
Total	$ 1,321,758
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2009 approximately $13,321,834 of losses recognized during the period November 1, 2007 to July 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2008

Assets
Investment in securities, at value (including securities loaned of $47,024,659) - See accompanying schedule: Unaffiliated issuers (cost $1,046,160,427)	$ 1,013,625,409
Fidelity Central Funds (cost $56,342,230)	56,342,230
Total Investments (cost $1,102,502,657)		$ 1,069,967,639
Cash		36
Receivable for investments sold		31,361,147
Receivable for fund shares sold		2,354,744
Dividends receivable		1,087,902
Distributions receivable from Fidelity Central Funds		115,058
Prepaid expenses		1,502
Other receivables		2,867
Total assets		1,104,890,895

Liabilities
Payable for investments purchased	$ 38,765,857
Payable for fund shares redeemed	1,585,742
Accrued management fee	568,968
Other affiliated payables	243,054
Other payables and accrued expenses	41,412
Collateral on securities loaned, at value	48,395,900
Total liabilities		89,600,933

Net Assets		$ 1,015,289,962
Net Assets consist of:
Paid in capital		$ 1,096,503,414
Undistributed net investment income		8,340,661
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(57,020,016)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(32,534,097)
Net Assets		$ 1,015,289,962

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2008

Fidelity Value Discovery: Net Asset Value, offering price and redemption price per share ($1,015,200,324 ÷ 67,149,255 shares)	$ 15.12

Class K: Net Asset Value, offering price and redemption price per share ($89,638 ÷ 5,928 shares)	$ 15.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2008

Investment Income
Dividends		$ 23,032,209
Interest		6,304
Income from Fidelity Central Funds		1,321,758
Total income		24,360,271

Expenses
Management fee Basic fee	$ 6,726,650
Performance adjustment	1,394,397
Transfer agent fees	2,600,811
Accounting and security lending fees	397,843
Custodian fees and expenses	38,188
Independent trustees' compensation	5,128
Registration fees	90,434
Audit	50,650
Legal	5,311
Interest	3,035
Miscellaneous	72,969
Total expenses before reductions	11,385,416
Expense reductions	(47,048)	11,338,368
Net investment income (loss)		13,021,903
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(28,825,650)
Investment not meeting investment restrictions	14,942
Foreign currency transactions	(85,739)
Total net realized gain (loss)		(28,896,447)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $11,571)	(168,453,582)
Assets and liabilities in foreign currencies	512
Total change in net unrealized appreciation (depreciation)		(168,453,070)
Net gain (loss)		(197,349,517)
Net increase (decrease) in net assets resulting from operations		$ (184,327,614)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2008	Year ended July 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,021,903	$ 7,708,835
Net realized gain (loss)	(28,896,447)	54,072,215
Change in net unrealized appreciation (depreciation)	(168,453,070)	105,181,685
Net increase (decrease) in net assets resulting from operations	(184,327,614)	166,962,735
Distributions to shareholders from net investment income	(8,071,825)	(5,382,705)
Distributions to shareholders from net realized gain	(73,209,910)	(22,775,843)
Total distributions	(81,281,735)	(28,158,548)
Share transactions - net increase (decrease)	68,948,435	342,255,790
Total increase (decrease) in net assets	(196,660,914)	481,059,977

Net Assets
Beginning of period	1,211,950,876	730,890,899
End of period (including undistributed net investment income of $8,340,661 and undistributed net investment income of $4,015,160, respectively)	$ 1,015,289,962	$ 1,211,950,876

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Discovery

Years ended July 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 18.94	$ 16.53	$ 15.24	$ 12.64	$ 11.09
Income from Investment Operations
Net investment income (loss) B	.19	.13	.09	.04	(.03)
Net realized and unrealized gain (loss)	(2.79)	2.85	1.77	3.12	1.87
Total from investment operations	(2.60)	2.98	1.86	3.16	1.84
Distributions from net investment income	(.12)	(.10)	(.03)	(.02)	-
Distributions from net realized gain	(1.10)	(.47)	(.54)	(.54)	(.29)
Total distributions	(1.22)	(.57)	(.57)	(.56)	(.29)
Net asset value, end of period	$ 15.12	$ 18.94	$ 16.53	$ 15.24	$ 12.64
Total Return A	(14.66)%	18.59%	12.54%	26.12%	16.81%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	.87%	.94%	.96%	1.13%
Expenses net of fee waivers, if any	.94%	.87%	.94%	.96%	1.13%
Expenses net of all reductions	.94%	.87%	.91%	.91%	1.08%
Net investment income (loss)	1.08%	.74%	.57%	.30%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,015,200	$ 1,211,951	$ 730,891	$ 165,878	$ 58,981
Portfolio turnover rate D	149%	146%	202%	113%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Period ended July 31,

2008 G

Selected Per-Share Data
Net asset value, beginning of period	$ 16.87
Income from Investment Operations
Net investment income (loss) D	.05
Net realized and unrealized gain (loss)	(1.80)
Total from investment operations	(1.75)
Net asset value, end of period	$ 15.12
Total Return B, C	(10.37)%
Ratios to Average Net Assets E, H
Expenses before reductions	.79% A
Expenses net of fee waivers, if any	.79% A
Expenses net of all reductions	.79% A
Net investment income (loss)	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 90
Portfolio turnover rate F	149%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2008

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 17, 2008, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of shares of Class K and the existing class was designated Fidelity Value Discovery on May 9, 2008. The Fund offers Fidelity Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 78,414,765
Unrealized depreciation	(156,345,006)
Net unrealized appreciation (depreciation)	(77,930,241)
Undistributed ordinary income	7,001,786
Undistributed long-term capital gain	289,058

Cost for federal income tax purposes	$ 1,147,897,880

The tax character of distributions paid was as follows:

	July 31, 2008	July 31, 2007
Ordinary Income	$ 41,118,189	$ 12,166,999
Long-term Capital Gains	40,163,546	15,991,549
Total	$ 81,281,735	$ 28,158,548

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,812,843,245 and $1,790,936,924, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity Value Discovery, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of Fidelity Value Discovery and asset-based fees of .05% of average net assets for Class K. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Fidelity Value Discovery. For the period, the transfer agent fees

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

for Fidelity Value Discovery were equivalent to an annual rate of .22% of average net assets. For the period, the total transfer agent fees paid by each class were as follows:

Amount
Fidelity Value Discovery	$ 2,600,799
Class K	12

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $34,171 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,910,500	2.29%	$ 2,636

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,841 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $755,041.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $5,225,000. The weighted average interest rate was 2.75%. The interest expense amounted to $399 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Fidelity Value Discovery's operating expenses. During the period, this reimbursement reduced the class' expenses by $12,762.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $26,360 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Fidelity Value Discovery	$ 7,926

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $11,301, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2008	2007
From net investment income
Fidelity Value Discovery	$ 8,071,825	$ 5,382,705
From net realized gain
Fidelity Value Discovery	$ 73,209,910	$ 22,775,843

Annual Report

Notes to Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2008 A	2007	2008 A	2007
Fidelity Value Discovery
Shares sold	35,531,723	43,583,452	$ 614,575,414	$ 774,015,376
Reinvestment of distributions	4,341,020	1,646,673	77,951,372	26,936,893
Shares redeemed	(36,727,868)	(25,439,273)	(623,678,351)	(458,696,479)
Net increase (decrease)	3,144,875	19,790,852	$ 68,848,435	$ 342,255,790
Class K
Shares sold	5,928	-	$ 100,000	$ -

A Share transactions for Class K are for the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 22, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 218 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 377 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (63)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-
2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kenneth B. Robins (38)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds, President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (45)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Mr. McGinty also serves as Assistant Secretary of Fidelity's other Equity and High Income Funds (2008-present) and is an employee of FMR LLC (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) officer of the fund. Ms. Laurent also serves as AML officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of Fidelity's Equity and High Income Funds (2004-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-
present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (40)

Year of Election or Appointment: 2008

Deputy Treasurer of the fund. Mr. Deberghes also serves as Deputy Treasurer of Fidelity's Equity and High Income Funds (2008-present) and is an employee of FMR (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Value Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income.

	Pay Date	Record Date	Dividends	Capital Gains
Retail Class	09/15/08	09/12/08	$0.090	$0.02
Class K	09/15/08	09/12/08	$0.096	$0.02

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2008, $17,808,015 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 31% and 61% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 36% and 72% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	38,893,618,130.91	95.292
Withheld	1,921,468,292.47	4.708
TOTAL	40,815,086,423.38	100.000
Dennis J. Dirks
Affirmative	39,036,714,022.41	95.643
Withheld	1,778,372,400.97	4.357
TOTAL	40,815,086,423.38	100.000
Edward C. Johnson 3d
Affirmative	38,770,875,445.41	94.992
Withheld	2,044,210,977.97	5.008
TOTAL	40,815,086,423.38	100.000
Alan J. Lacy
Affirmative	39,018,612,450.11	95.599
Withheld	1,796,473,973.27	4.401
TOTAL	40,815,086,423.38	100.000
Ned C. Lautenbach
Affirmative	39,005,366,044.67	95.566
Withheld	1,809,720,378.71	4.434
TOTAL	40,815,086,423.38	100.000
Joseph Mauriello
Affirmative	39,002,419,694.54	95.559
Withheld	1,812,666,728.84	4.441
TOTAL	40,815,086,423.38	100.000
Cornelia M. Small
Affirmative	39,016,299,097.15	95.593
Withheld	1,798,787,326.23	4.407
TOTAL	40,815,086,423.38	100.000
William S. Stavropoulos
Affirmative	38,884,332,972.41	95.270
Withheld	1,930,753,450.97	4.730
TOTAL	40,815,086,423.38	100.000
	# of Votes	% of Votes
David M. Thomas
Affirmative	39,018,357,287.78	95.598
Withheld	1,796,729,135.60	4.402
TOTAL	40,815,086,423.38	100.000
Michael E. Wiley
Affirmative	38,997,698,287.11	95.547
Withheld	1,817,388,136.27	4.453
TOTAL	40,815,086,423.38	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	30,025,572,570.64	73.565
Against	7,083,880,474.69	17.356
Abstain	2,182,438,936.42	5.347
Broker Non-Votes	1,523,194,441.63	3.732
TOTAL	40,815,086,423.38	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. (The fund did not offer Class K as of December 31, 2007.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Value Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis
Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

FVD-UANN-0908
1.789714.105

Item 2. Code of Ethics

As of the end of the period, July 31, 2008, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Low-Priced Stock Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2008A	2007A
Fidelity Low-Priced Stock Fund	$173,000	$204,000
All funds in the Fidelity Group of Funds audited by PwC	$14,000,000	$13,800,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Value Discovery Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2008A	2007A
Fidelity Value Discovery Fund	$34,000	$36,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,800,000	$7,100,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2008A	2007A
Fidelity Low-Priced Stock Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2008A	2007A
Fidelity Value Discovery Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2008A	2007A
PwC	$1,010,000	$0
Deloitte Entities	$410,000	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2008A	2007A
Fidelity Low-Priced Stock Fund	$3,900	$2,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2008A	2007A
Fidelity Value Discovery Fund	$4,500	$4,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the fund is shown in the table below.

Fund	2008A	2007A
Fidelity Low-Priced Stock Fund	$22,000	$26,100
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2008A	2007A
Fidelity Value Discovery Fund	$ 0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2008A	2007A
PwC	$235,000	$225,000
Deloitte Entities	$0	$0B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2008 and July 31, 2007 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate fees billed by PwC of $2,245,000A and $1,355,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2008A	2007A
Covered Services	$1,270,000	$255,000
Non-Covered Services	$975,000	$1,100,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended July 31, 2008 and July 31, 2007, the aggregate fees billed by Deloitte Entities of $1,075,000A and $560,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2008A	2007A,B
Covered Services	$415,000	$5,000
Non-Covered Services	$660,000	$555,000
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 29, 2008
By:	/s/Jeffrey Christian
Jeffrey Christian
Chief Financial Officer

Date:	September 29, 2008